ASSET PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into this 17th day of January, 2025

BETWEEN:

AGRIFORCE GROWING SYSTEMS, LTD., a company incorporated under the laws of the Province of British Columbia, having an office located at 800-525 West 8th Avenue, Vancouver, BC V5Z 1C6

(the "**Purchaser**")

AND:

BALD EAGLE MINING, LLC, a company incorporated under the laws of the State of Ohio having an office located at 14600 Mission Rd., Leawood, Kansas, 66224, USA

(the "**Vendor**").

WHEREAS the Vendor owns (or in the case of Ohio EPA Permit No. P0131444, beneficially owns) certain bitcoin mining assets as set forth on Schedule A hereto (the "**Assets**"), located on a portion of the surface land of two (2) separate oil and gas well pads in Columbiana County, Ohio, USA (collectively, the "**Premises**").

WHEREAS the Vendor wishes to sell, transfer, and assign to the Purchaser (and, in the case of Ohio EPA Permit No. P0131444, which is owned by Geopetro LLC, cause to be transferred to the Purchaser), and the Purchaser wishes to purchase and acquire all the Vendor's right, title, and interest in and to the Assets, all pursuant to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants, rights and obligations contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1 INTERPRETATION

1.1 Definitions

As used in this Agreement, the following words and phrases shall have the following meanings unless the context dictates otherwise:

(a) "**Affiliate**" means, with respect to any Person, any Person directly or indirectly controlled by, controlling or under common control with such Person. For the purposes of this definition, "control" shall mean direct or indirect beneficial ownership of 50.1% or greater interest in the voting power of such Person or such other relationship as, in fact constitutes actual control;

(b) "**Agreement**" means this Asset Purchase Agreement including all schedules attached to this Agreement;

(c) "**Assumed Liabilities**" means the liabilities assumed by the Purchaser as set out in Section 2.2;

(d) "**Business Day**" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in the United States of America;

(e) "**Closing**" means the completion of the sale and purchase of the Assets as provided for in this Agreement on the Closing Date;

(f) "**Closing Date**" means **January 17, 2025**;

(g) "**Closing Time**" means 8:00 pm (NY time) on the Closing Date;

(h) "**Damages**" means any losses, liabilities, obligations, damages, penalties, fines, claims, demands, actions, suits, costs and expenses of any nature whatsoever, including reasonable legal fees, charges and disbursements, but excluding any consequential, special, indirect, punitive or exemplary damages, including loss of profit, loss of revenue, loss of value, opportunity costs and similar types of losses and damages;

(i) "**Excluded Liabilities**" has the meaning set out in Section 2.2;

(j) "**Governmental Body**" means any domestic or foreign national, federal, provincial, state, municipal or other government or body, including, without limitation, any subdivision, ministry, department, secretariat, bureau, agency, commission, board, university, authority or patent office of any of the foregoing governments or bodies;

(k) "**Indemnified Person**" means a Person with indemnification rights or benefits under Section 10.1 or Section 10.3, or otherwise under this Agreement;

(l) "**Indemnifying Party**" means a party against which a claim may be made for indemnification under this Agreement, including pursuant to Article 10;

(m) "**Indemnity Claim**" has the meaning set out in Section 10.4;

(n) "**Laws**" means all laws, statutes, rules, regulations, or ordinances promulgated by any Governmental Body;

(o) "**Person**" means and includes any individual, corporation, limited liability company, partnership, firm, joint venture, syndicate, association, trust, Governmental Body, and any other form of entity or organization;

(p) "**Purchase Price**" means the amount set out in Section Article 3;

(q) "**Systems**" has the meaning set out in Section **Error! Reference source not found.**;

(r) "**Third Party**" has the meaning set out in Section 10.4(a); and

1.2 Other Definitions

Any words defined elsewhere in this Agreement (including in the recitals) shall have the particular meaning assigned to the words thereto.

1.3 Currency

In this Agreement, all references to money or payments or "$" shall mean the lawful currency of the United States of America and all payments made hereunder shall be made in that currency.

1.4 Entire Agreement

This Agreement (including Schedule A and Schedule B) constitutes the entire agreement among the parties concerning the subject matter hereof and supersedes all written or oral prior agreements or understandings with respect thereto. The recitals set forth above are incorporated into this Agreement as material representations upon which both parties rely in entering into this Agreement.

1.5 Governing Law

This Agreement, and all claims or causes of action (whether at law or in equity, in contract or in tort) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Ohio and the laws of the United States applicable therein. Any action or proceeding arising out of or based upon this Agreement, may be brought in the state or federal courts of the State of Ohio, and each party irrevocably submits and agrees to attorn to the exclusive jurisdiction of such courts in any such action or proceeding.

1.6 Schedules and Exhibits

The Schedules and Exhibits listed below and attached hereto shall be deemed to form an integral part of this Agreement:

Schedule/Exhibit	Description
Schedule A	Assets
Schedule B	Closing Checklist
Exhibit A	Form of Assignment and Bill of Sale
Exhibit B	Form of Consent and Agreement (Geopetro LLC)
Exhibit C	Form of Consent and Agreement (Pin Oak Energy Partners LLC)
Exhibit D	Form of License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use (Geopetro LLC)
Exhibit E	Form of Consent to Sublease (West Point Renewables, LLC)

ARTICLE 2 PURCHASE AND SALE OF ASSETS

2.1 Purchase and Sale of Assets

On and subject to the terms and conditions of this Agreement, at the Closing, the Vendor shall sell, convey, transfer, assign and deliver to the Purchaser (and, in the case of the Ohio EPA Permit No. P0131444, cause to be transferred to the Purchaser by Geopetro LLC), and the Purchaser shall assume, purchase, and acquire from the Vendor, all of the right, title and interest of the Vendor in and to all of the Assets, free and clean of all liens and encumbrances created by through or under the Vendor; the foregoing sale and purchase (except in respect of Ohio EPA Permit No. P0131444 which shall be addressed in that certain Consent and Agreement delivered by Geopetro LLC substantially in the form of **Exhibit B** attached hereto) shall be effectuated by an assignment and bill of sale substantially in the form attached hereto as **Exhibit A** (the "**Assignment and Bill of Sale**").

2.2 Assumption of Liabilities

Subject to Closing and effective as of the Closing Time, and further subject to the warranties contained in the Assignment and Bill of Sale, the Purchaser agrees to discharge, perform, and fulfil all obligations, commitments, claims, and liabilities relating to the Assets (collectively, "**Claims**") regardless of when the transaction or occurrence giving rise to such Claims arose and regardless of whether such Claims are known or unknown (collectively, the "**Assumed Liabilities**"); provided, however, that the term "Assumed Liabilities" does not include the purchase price of natural gas delivered and consumed by the Assets between 12:01 AM Eastern Time on January 1, 2025 and the Closing Time (the "**January 2025 Fuel Liabilities**") . The Vendor shall be responsible for any Claims relating to the Assets accrued prior to the Closing Time which are not Assumed Liabilities (collectively, "**Accrued Liabilities**"); the Vendor shall also be responsible for Claims covered by the warranties set forth in the Assignment and Bill of Sale (together with the January 2025 Fuel Liabilities and the Accrued Liabilities, collectively, the "**Excluded Liabilities**"). At the Closing Time, insurance, and any maintenance costs in respect of the Assets shall become the responsibility of the Purchaser and so too all risk of loss of and damage to the Assets.

ARTICLE 3 PAYMENT

3.1 Purchase Price

The purchase price for the Assets is **$3,550,000 (Three Million Five Hundred Thousand Dollars** (the "**Purchase Price**"), payable as follows on the Closing Date: (i) $50,000 (Fifty Thousand Dollar) deposit previously paid for the benefit of the Purchaser to the Vendor (which deposit Purchaser agrees is non-refundable and the sole property of Vendor, Purchaser hereby agreeing to indemnify and defend Vendor against all claims for refund); (ii) Three Million

Five Hundred Thousand Dollars ($3,500,000) in cash (the "**Purchase Price Balance**") via wire transfer pursuant to instructions to be provided in writing by the Purchaser to the Vendor.

3.2 Other Agreements

3.3 At Closing, Vendor shall cause (a) the redirection of the wallet address in respect of the Assets to the Purchaser's designated wallet provider and (b) Geopetro LLC to cause Ohio EPA Permit No. P0131444 to be transferred to Purchaser. Purchaser acknowledges that, pursuant to the Consent and Agreement between Vendor and Geopetro LLC (substantially in the form attached hereto as Exhibit B) Vendor has agreed to reimburse Geopetro LLC for its reasonable and necessary third-party invoiced expenses incurred by Geopetro LLC to cause the permit transfer described in the immediately preceding clause (b) to be completed, and Purchaser hereby agrees to subsequently, and promptly upon receipt of evidence of same, reimburse Vendor One Hundred percent (100%) of those monies paid by Vendor to Geopetro LLC. Also at Closing, Vendor shall cause Geopetro LLC to execute and deliver to Purchaser a license and sublease substantially in the form of Exhibit D attached hereto, and, in connection therewith, cause each of Geopetro LLC and West Point Renewables, LLC to execute and deliver a consent to sublease substantially in the form of Exhibit E attached hereto.Sales Taxes

The Purchaser shall be responsible for and shall pay all sales taxes and other similar taxes, duties, transfer, retail registration fees or other like charges payable upon and in connection with the sale, assignment, and transfer of the Assets from the Vendor to the Purchaser.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1 Vendor's Representations, Warranties and Acknowledgements

The Vendor represents and warrants to the Purchaser that:

(a) the Vendor is a limited liability company duly formed and validly existing under the laws of the State of Ohio

(b) the Vendor has all right, authority and capacity to enter into this Agreement and to carry out the transactions contemplated in this Agreement in accordance with the terms of this Agreement;

(c) the execution, delivery and performance of this Agreement by the Vendor will not: (i) violate neither the certificate of formation nor the operating agreement of the Vendor; (ii) violate any legal requirement applicable to the Vendor, including any indenture, mortgage or other agreement or instrument to which the Vendor is a party or by which it or its properties are bound, or any Laws; or (iii) except in connection with the various consents and notices already secured or given by Vendor or addressed in the documents provided to Purchaser at and prior to Closing, conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, require any waiver, consent or notice under or permit or result in a termination, suspension, modification or acceleration of any performance required by the terms of any contract by which the Vendor is bound or to which any of the Assets are subject;

(d) there is no litigation or proceeding pending or threatened that relates to the Vendor or the Transferred Assets, nor does the Vendor know or have any reasonable grounds to believe, that there is any basis for any such action or governmental investigation of any sort;

(e) there are no liens for taxes upon any of the Transferred Assets to be transferred pursuant to this Agreement; and

(f) All of the equipment listed in line items 1 through 8 of Schedule A attached hereto (collectively, the "**Plant**"), including any housing, are in good working condition (ordinary wear and tear excepted) and suitable for the Vendor's bitcoin mining operations. Over the past two years, to the knowledge of the Vendor's manager, there have been no cyber incidents affecting the Plant's electronic systems connected to the worldwide web, and the Vendor has taken reasonable steps to ensure the security and integrity of the Plant's electronic systems connected to the worldwide web.

4.2 Purchaser's Representations and Warranties

The Purchaser hereby represents and warrants to the Vendor:

(a) the Purchaser is a company duly incorporated under the laws of British Columbia, Canada;

(b) the Purchaser has all right, authority and capacity to enter into this Agreement and to carry out the transactions contemplated in this Agreement in accordance with the terms of this Agreement, and Purchaser is authorized to do business in the State of Ohio (including, without limitation, the right and legal status under the Laws of the State of Ohio to receive the transfer of the Ohio EPA permits that are part of the Assets)

(c) the execution, delivery and performance of this Agreement by the Purchaser will not: (i) violate the articles of incorporation or other governing documents of the Purchaser; (ii) violate any legal requirement applicable to the Purchaser, including any indenture, mortgage or other agreement or instrument to which the Purchaser is a party or by which it or its properties are bound, or any Laws; or (iii) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, require any waiver, consent or notice under or permit or result in a termination, suspension, modification or acceleration of any performance required by the terms of any contract by which the Purchaser is bound; and

(d) there are no orders, actions, or other legal proceedings, nor, to the knowledge of the Purchaser, are there any threatened or pending orders, actions, or other legal proceedings, which if determined adversely, would prevent, or restrict the Purchaser from purchasing the Transferred Assets in accordance with this Agreement.

4.3 Survival of Representations and Warranties

The representations and warranties made by the Vendor and the Purchaser contained in Sections 4.1 and 4.1(a), or contained in any document or certificate given in order to carry out the transactions contemplated by this Agreement, will survive the Closing of the sale and purchase of the Assets provided for in this Agreement until 5PM Eastern Time on January 17, 2026 and no claim in respect of any of such representations and warranties shall be made or enforceable by a party hereto unless written notice of that claim is given by that party to the other party against whom the claim is made rprior to 5PM Eastern Time on January 17, 2026.

ARTICLE 5 CONDITIONS OF CLOSING

5.1 Conditions Precedent and Subsequent in favour of the Purchaser

All obligations of the Purchaser under this Agreement are subject to the fulfilment, on or before the Closing Date, of the following conditions, as more specifically listed on Schedule B hereto:

(a) the representations and warranties of the Vendor contained in this Agreement being true and correct on and as of the Closing Date ;

(b) all of the covenants and obligations of the Vendor to be performed or observed on or before the Closing pursuant to this Agreement having been duly performed or observed;

(j) not later than 5PM Eastern Time on January 24, 2025, the Vendor shall have initiated (or, in the case of Ohio EPA Permit No. P0131444, shall have caused Geopetro LLC to initiate) the transfer to Purchaser of the Ohio EPA permits included in the Assets.

The foregoing conditions are for the exclusive benefit of the Purchaser and such conditions may be waived in whole or in part by the Purchaser at or before the Closing Date by delivering to the Vendor a written waiver to that effect signed by the Purchaser.

5.2 Conditions Precedent in favour of the Vendor

All obligations of the Vendor under this Agreement are subject to the fulfilment, on or before the Closing Date, of the following conditions, as more specifically set forth on Schedule B hereto:

(a) the representations and warranties of the Purchaser contained in this Agreement being true and correct on and as of the Closing Date;

(b) all of the covenants and obligations of the Purchaser to be performed or observed on or before the Closing pursuant to this Agreement having been duly performed or observed, and in particular, the wire of the Purchase Price Balance having been received in full by Vendor; and

(c) the Vendor shall have obtained all assignments, consents, and other conveyances to permit the sale, assignment and transfer of the Assets by the Vendor to the Purchaser as provided in this Agreement (recognizing that the transfer of the Ohio EPA permits that are part of the Assets will take some time to achieve).

The foregoing conditions are for the exclusive benefit of the Vendor and such conditions may be waived in whole or part by the Vendor at or before the Closing Date by delivering to the Purchaser a written waiver to that effect signed by the Vendor.

ARTICLE 6 INTERIM PERIOD

6.1 Intentionally Omitted.

ARTICLE 7 CLOSING

7.1 Time and Location

Subject to the terms and conditions, the transactions contemplated in this Agreement shall be closed electronically.

7.2 Closing Documents

At the Closing, the parties shall execute, or cause to be executed, and shall deliver, or cause to be delivered, all documents, instruments and things which are to be delivered by the parties pursuant to Schedule B hereto.

7.3 Concurrent Delivery

It shall be a condition of the Closing that all matters of payment and the execution and delivery of documents by any party to the other party pursuant to the terms of this Agreement shall be concurrent requirements and that nothing will be complete at the Closing until everything required under this Agreement has been paid, executed, and delivered as the case may be (recognizing that the transfer of the Ohio EPA permits that are part of the Assets will take some time to achieve).

ARTICLE 8 TERMINATION

8.1 Termination Rights

This Agreement may, by notice in writing given prior to or on the Closing Date, be terminated if any of the items listed on Schedule B (other than the transfer of the Ohio EPA permits that are part of the Assets which will take some time to achieve) is unable to be provided at Closing, unless the party to whom the item is to be delivered waives such delivery.

8.2 Effect of Termination

(a) Each of the Vendor's and the Purchaser's right of termination under this Article 8 is in addition to any other rights available under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. Nothing in this Article 8 limits or affects any other rights or causes of action any party may have with respect to the representations, warranties, covenants, and indemnities in its favour contained in this Agreement. If a party waives compliance with any of the conditions, obligations or covenants contained in this Agreement, the waiver will be without prejudice to any of its rights of termination in the event of non-fulfilment, non-observance or non-performance of any other condition, obligation, or covenant in whole or in part.

(b) If this Agreement is terminated pursuant to Section 8.1, all obligations of the parties under this Agreement will terminate, except that:

(i) each party's obligations under Section **Error! Reference source not found.** will survive; and

(ii) if this Agreement is terminated by:

A. the Purchaser because of a breach of this Agreement by the Vendor or because a condition for the benefit of the Purchaser has not been satisfied or the Vendor has failed to perform any of its obligations or covenants under this Agreement which are reasonably capable of being performed or caused to be performed by it; or

B. the Vendor because of a breach of this Agreement by the Purchaser because a condition for the benefit of the Vendor has not been satisfied or the Purchaser has failed to perform any of its obligations or covenants under this Agreement which are reasonably capable of being performed or caused to be performed by it,

then the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE 9 POST-CLOSING OBLIGATIONS

9.1 Further Assurances

Each party shall co-operate with the other, and execute and deliver, or cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment, and transfer, and take all such other actions as such party may be reasonably requested to take by the other party from time to time, consistent with the terms of this Agreement in order to implement the provisions and purposes of this Agreement.

ARTICLE 10 INDEMNIFICATION

10.1 Liability and Indemnification in Favour of the Purchaser

The Vendor will be liable for and agrees to indemnify, defend, and hold harmless the Purchaser and its Affiliates and their respective officers, directors, employees, and agents from and against any Damages arising out of, under or pursuant to any of the following:

(a) any loss suffered by the Purchaser as a result of any inaccuracy in any representation or warranty given by the Vendor in this Agreement;

(b) any loss suffered by the Purchaser as a result of any breach or non-performance by the Vendor of any covenant to be performed by it under this Agreement; and

(c) the Excluded Liabilities.

provided, however, that the Vendor shall not be liable to indemnify, defend or hold harmless the Purchaser or its Affiliates and their respective officers, directors, employees, and agents from and against any Damages in excess of three million five hundred fifty thousand dollars ($3,550,000).

The Vendor's obligation of indemnification under this Section 10.1 shall survive the Closing and continue in full force and effect until 5PM Eastern Time on January 26, 2026.

10.2 Limitation of Liability of the Vendor

(a) The Purchaser acknowledges and confirms that except for the representations and warranties set forth in Section 4.1 and in the Assignment and Bill of Sale, it is acquiring the Assets on an "as is, where is" basis and that it has performed its own due diligence and evaluations and that it has relied, and will continue to rely, upon its own due diligence and evaluations with respect to all matters pertaining to the Vendor, the Assets and the Assumed Liabilities. The Vendor makes no representations or warranties of any kind or nature,

express or implied, at law or in equity except as expressly set forth in Section 4.1 and in the Assignment and Bill of Sale (with respect to the limited warranty of title in respect of the real property rights transferred and the Ohio Revised Code Section 1302.25 with respect to Vendor's title to the Plant), which are expressly limited by the provisions of Section 4.3 and Section 10.1 of this Agreement

10.3 Liability and Indemnification in Favour of the Vendor

The Purchaser will be liable for and agrees to indemnify, defend, and hold harmless the Vendor and its Affiliates and their respective members, managers, officers, directors, employees, and agents (and, in the case of any member, manager, or officer who is an individual, their respective spouses, heirs, devisees, and personal representatives) from and against any Damages arising out of, under or pursuant to any of the following:

(a) any loss suffered by the Vendor as a result of any inaccuracy in any representation or warranty given by the Purchaser in this Agreement or in any other certificate, instrument, agreement or other document delivered pursuant hereto by the Purchaser;

(b) any loss suffered by the Vendor as a result of any breach or non-performance by the Purchaser of any covenant to be performed by it under this Agreement or in any other certificate, instrument, agreement or other document delivered pursuant hereto by the Purchaser; and

(c) the Assumed Liabilities,

provided, however, that the Purchaser shall not be liable to indemnify, defend or hold harmless the Vendor or its Affiliates and their respective members, managers, officers, directors, employees, and agents (and, in the case of any member, manager, or officer who is an individual, their respective spouses, heirs, devisees, and personal representatives) from and against any Damages in excess of three million five hundred fifty thousand dollars ($3,550,000).

10.4 The Purchaser's obligation of indemnification with respect to Damages described in clauses (a) and (b) of this Section 10.3 shall survive the Closing and continue in full force and effect until 5PM Eastern Time on January 17, 2026. The Purchaser's obligation of indemnification with respect to Damages described in clauses (c) of this Section 10.3 shall survive the Closing and continue in full force and effect indefinitely.Defense of Third-Party Claims

In the event of a claim (an "**Indemnity Claim**") being made by a third party against an Indemnified Person in respect of which the Indemnifying Party is or may be obligated under or arising out of this Agreement to indemnify, pay Damages to or otherwise compensate the Indemnified Person, the following provisions shall apply.

The survival provisions of Sections 10.1 and 10.3 shall not apply to the Indemnifying Party's duty to indemnify, defend, and hold harmless any Indemnified Person to the extent the relevant and otherwise proper Indemnity Claim was properly delivered to the Indemnifying Party prior to 5PM Eastern Time on January 17, 2026.

The Indemnified Person shall promptly give written notice to the Indemnifying Party of any Indemnity Claim in respect of which the Indemnified Person intends to claim for indemnification against the Indemnifying Party. The Indemnifying Party shall, at its own expense, assume control of the negotiation, settlement, and defence of such Indemnity Claim. The Indemnified Person shall co-operate with the Indemnifying Party in respect of such Indemnity Claim and the Indemnifying Party shall reimburse the Indemnified Person for all the Indemnified Person's reasonable expenses (including legal fees and disbursements) as a result of the Indemnifying Party's assumption of such Indemnity Claim and arising from the Indemnified Person's co-operation.

The Indemnified Person will have the right to participate in the negotiation, settlement, and defence of such Indemnity Claim at its own expense and will have the right to disagree on reasonable grounds with the selection and retention of counsel, in which case counsel satisfactory to both the Indemnifying Party and the Indemnified Person shall be retained by the Indemnifying Party. If the Indemnifying Party fails to defend any Indemnity Claim within a reasonable time, the Indemnified Person will be entitled to assume control of the Indemnity Claim at the expense of the Indemnifying Party; provided that the Indemnified Person may not assume the defense of the Indemnity Claim unless the Indemnified Person gives the Indemnifying Party written demand to diligently pursue the defense and the Indemnifying Party fails to do so within 14 days after receipt of the demand, or such shorter period as may be required

to respond to any deadline imposed by a court, arbitrator or other tribunal. If the Indemnified Person assumes the defense of the Indemnity Claim pursuant to the foregoing, the Indemnified Person may compromise and settle the Indemnity Claim but the Indemnifying Party shall not be bound by any compromise or settlement of the Indemnity Claim effected without its consent (which consent may not be unreasonably withheld or delayed).

The following provisions shall also apply with respect to Indemnity Claims:

(a) In the event that any Indemnity Claim is of a nature such that the Indemnified Person is legally bound or required by applicable Law to make a payment to any person (a "**Third Party**") with respect to such Indemnity Claim before the completion of settlement negotiations or related legal proceedings, including, without limitation, the posting of any security to stay any process of execution or judgment, the Indemnifying Party shall be obligated to make such payment or post security therefor on behalf of the Indemnified Person. If the Indemnifying Party fails to do so, the Indemnified Person may make such payment or post security therefor and the Indemnifying Party shall, forthwith after demand by the Indemnified Person, reimburse the Indemnified Person for any such payment or cause the security to be replaced and released. If the amount of any liability of the Indemnified Person under the Indemnity Claim in respect of which such a payment was made, as finally determined, is less than the amount which was paid by the Indemnifying Party to the Indemnified Person, the Indemnified Person shall, forthwith after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party.

(b) Except in the circumstance contemplated by Subsection 10.4(a) above, and unless the Indemnifying Party fails to assume control of the negotiation, settlement and defence of any Indemnity Claim, the Indemnified Person shall not negotiate, settle, compromise, or pay any Indemnity Claim except with the prior written consent of the Indemnifying Party.

(c) The Indemnified Person shall not permit any right of appeal in respect of any Indemnity Claim to terminate without giving the Indemnifying Party notice thereof and an opportunity to contest such Indemnity Claim.

(d) The Indemnified Person and the Indemnifying Party shall co-operate fully with each other with respect to Indemnity Claims, shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it becomes available) and shall each designate a senior officer who will keep himself informed about and be prepared to discuss the Indemnity Claim with his or her counterpart and with counsel at all reasonable times.

(e) Notwithstanding the above provisions of this Section 10.4, the Indemnifying Party shall not settle any Indemnity Claim or conduct any related legal or administrative proceeding in a manner which would, in the opinion of the Indemnified Person, acting reasonably, have a material adverse impact on the Indemnified Person.

(f) The provisions of this Section 10.4 are intended to set out the procedures to be followed with respect to an Indemnity Claim and, provided the Indemnified Person follows such procedures in all material respects, nothing contained in this Section 10.4 will derogate from the Indemnifying Party's obligations to indemnify the Indemnified Person.

ARTICLE 11 GENERAL PROVISIONS

11.1 Amendments

No party shall claim any amendment, modification, or release from any provision hereof by mutual agreement, acknowledgement or acceptance or purchase order forms or otherwise, unless in writing signed by an authorized representative of each party.

11.2 Assignment

Each of Purchaser and Vendor may assign some or all of its rights and delegate some or all of its obligations under this Agreement with the prior written consent of the non-assigning party, which consent shall not be unreasonably conditioned, delayed, or withheld.

11.3 Counterparts

This Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

11.4 Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

The Vendor and Purchaser shall each pay their own expenses in connection with the preparation of documents, and the transactions contemplated by this Agreement.

11.5 Notices

All notices in connection with this Agreement shall be in writing and either hand-delivered, mailed by registered or certified mail, postage prepaid or sent by e-mail (with confirmation notices sent as described above). Any notice shall be deemed to have been received on the date of the hand-delivery, if delivered by hand, on the fifth Business Day following the date of mailing if sent by registered or certified mail, or on the next Business Day following the date of transmission if sent by e-mail. The parties' respective addresses for the purpose of receiving such notices are as follows:

If to the Vendor :

14600 Mission Rd., Leawood, Kansas,
66224, USA c/o Jeff Myers
jeffmyers1971@gmail.com

If to the Purchaser:

800-525 West 8th Avenue, Vancouver, BC
c/o Jolie Kahn jkahn@agriforcegs.com

11.6 No Waiver

No condoning, excusing or overlooking by any party of any default or breach by another party in respect of any terms of this Agreement shall operate as a waiver of such party's rights under this Agreement in respect of any continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by such party, save only an express waiver in writing.

11.7 Rights and Remedies

The rights and remedies available under this Agreement shall be cumulative and not alternative and shall be in addition to and not a limitation of any rights and remedies otherwise available to the parties at aw or in equity.

[*Remainder of page left intentionally blank. Signature page follows.*]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by a duly authorized officer as of the date first written above.

BALD EAGLE MINING, LLC

By: /s/ Jeffrey Myers
Jeffrey S. Myers
Manager and Member

AGRIFORCE GROWING SYSTEMS, LTD.

By: /s/ Jolie Kahn
Jolie Kahn, Esq.
CEO and General Counsel

[Signature Page to Asset Purchase Agreement]

Schedule A

1. Nine hundred (900) S-19 J Pro 100 Th/s BITMAIN Antminers.
2. Six (6) 3Ph 480V to 415V transformers.
3. Five (5) custom crypto containers.
4. One (1) Caterpillar 2013 Model XQ60 60KW trailer-mounted standby generator, serial number CAT00C44PGLE01492.
5. One (1) Doosan 2013 G125KW Generator Set trailer-mounted standby generator, SN# 4553141UEXEgs.
6. Eight (8) shipping containers.
7. Five (5) C3512 1MW natural gas generator power plants, serial numbers E2T00181, E2T00218, E2T00226, E2T00227, E2T00228.
8. One (1) set of generator spare parts for the generators described at item number 7 above.
9. OH EPA Permit No. P0135456 held by Bald Eagle for up to 2 engines at Pin Oak's Grubbs well pad.
10. OH EPA Permit No. P0131444 held by Geopetro LLC for benefit of Bald Eagle for up to 5 engines at Geopetro's Rosebud well pad.
11. Gas Purchase Agreement dated November 1, 2023 btw Pin Oak Energy Partners LLC and Bald Eagle.
12. Facilities Use Agreement dated November 1, 2023 btw Pin Oak Energy Partners LLC and Bald Eagle.
13. Natural Gas Purchase Agreement, dated as of August 16, 2021, by and between Geopetro and Bald Eagle, as amended by that certain Natural Gas Purchase Agreement Amendment #1 – Rosebud Site, dated as of June 2, 2022.

Schedule B

Closing Checklist

[See attached]

Closing Checklist

for

Asset Purchase Agreement

by and between

AgriFORCE Growing Systems, Ltd., as Purchaser ("AgriFORCE")

and

Bald Eagle Mining, LLC, as Vendor ("Bald Eagle")

Closing Date: January 17, 2025

	Document / Action	**Responsibility**	**Signatories**
1.	Asset Purchase Agreement ("**APA**")	AgriFORCE / Bald Eagle	☐ AgriFORCE ☐ Bald Eagle
2.	Schedules to APA • Schedule A: Assets • Schedule B: Closing Checklist	AgriFORCE / Bald Eagle	N/A
3.	Exhibits to APA: • Exhibit A: Form of Assignment and Bill of Sale • Exhibit B: Form of Consent and Agreement (Geopetro LLC) • Exhibit C: Form of Consent and Agreement (Pin Oak Energy Partners LLC) • Exhibit D: Form of License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use (Geopetro LLC) • Exhibit E: Form of Consent to Sublease (West Point Renewables, LLC)	AgriFORCE / Bald Eagle	N/A
4.	Due Diligence Process	AgriFORCE	N/A
5.	Assignment and Bill of Sale • Schedule 1: Personalty • Schedule 2: Contracts • Schedule 3: Real Property	AgriFORCE / Bald Eagle	☐ AgriFORCE ☐ Bald Eagle
6.	Consent and Agreement (Geopetro LLC ("**Geopetro**"))	AgriFORCE / Bald Eagle	☐ Geopetro ☐ Bald Eagle ☐ AgriFORCE

	Document / Action	Responsibility	Signatories
7.	Consent and Agreement (Pin Oak Energy Partners LLC ("**Pin Oak**"))	AgriFORCE / Bald Eagle	☐ Pin Oak ☐ Bald Eagle ☐ AgriFORCE
8.	License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use (Geopetro) • Exhibit: Designated Area	AgriFORCE / Bald Eagle	☐ Geopetro ☐ AgriFORCE
9.	Consent to Sublease (West Point Renewables, LLC ("**West Point**"))	AgriFORCE / Bald Eagle	☐ West Point ☐ Geopetro ☐ AgriFORCE
10.	Transfer of Ohio EPA Permit No. [____] from Geopetro to AgriFORCE	AgriFORCE / Bald Eagle	☐ Geopetro ☐ AgriFORCE
11.	Reimbursement of costs for transfer of Ohio EPA Permit by AgriFORCE to Bald Eagle	AgriFORCE / Bald Eagle	N/A
12.	Redirection of wallet address in respect to Assets by Bald Eagle to AgriFORCE's designated wallet provider	AgriFORCE / Bald Eagle	N/A
13.	Send termination of existing License and Sublease (Geopetro and Bald Eagle)	Bald Eagle	N/A
14.	Wire Instructions (to be attached separately)	AgriFORCE / Bald Eagle	N/A

<u>Exhibit A</u>
Form of Assignment and Bill of Sale

<u>Assignment and Bill of Sale</u>
Bitcoin Mining Assets

For $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, **BALD EAGLE MINING, LLC,** an Ohio limited liability company with an address of 14600 Mission Rd., Leawood, KS 66224 ("**Vendor**") hereby assigns, transfers, and delegates to **AGRIFORCE GROWING SYSTEMS, LTD.**, a company incorporated under the laws of the Province of British Columbia, having an office located at 800-525 West 8th Avenue, Vancouver, BC V5Z ("**Purchaser**"), all of Vendor's right, title, interest, and duties in, to, and under: (a) the personalty described on <u>Attachment 1</u> hereto (the "**Personalty**"); (b) the contracts and permits described on <u>Attachment 2</u> hereto (the "**Contracts and Permits**"); and (c) the real property interests and fixtures described on <u>Attachment 3</u> hereto (the "**Real Property**", together with the Personalty and the Contracts, collectively, the "**Assets**"). The Real Property is assigned by Vendor to Purchaser with a limited warranty of title.

EXCEPT WITH RESPECT TO OHIO REVISED CODE SECTION 1302.25 IN RESPECT OF THE CONVEYANCE OF THE PERSONALTY AND THE LIMITED WARRANTY SET FORTH ABOVE WITH RESPECT TO CONVEYANCE OF THE REAL PROPERTY, THE ASSETS ARE BEING ASSIGNED BY VENDOR **AS IS, WHERE IS, WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED.**

This Assignment and Bill of Sale (a) is expressly subject to that certain Asset Purchase Agreement dated January 17, 2025 by and between Vendor and Purchaser (as amended and in effect from time to time, the "**APA**"), including, without limitation, the survival limitations set forth in Section 10.1 of the APA and in the case of any conflict between this Assignment and Bill of Sale and the APA, the APA shall control; (b) shall be construed in accordance with, and governed by, the laws of the State of Ohio, USA, without giving effect to the conflicts of law provisions thereof, and the signatories hereto agree to submit to the exclusive jurisdiction of the state and federal courts situated in Columbiana County, Ohio, for any action or proceeding arising out of this Assignment and Bill of Sale, and (c) may be executed and delivered in separate counterparts which, when taken together, shall form a single original instrument. At the request of, and at the sole cost and expense of, Purchaser, Vendor shall execute and deliver a memorandum of this Assignment and Bill of Sale (and Vendor's signature may be acknowledged by a notary public if requested by Purchaser) in respect of the conveyance of the Real Property, which Purchaser may cause to be placed of record in the land records of Columbiana County, Ohio.

[remainder of page intentionally left blank; signatures and acknowledgments follow]

IN WITNESS WHEREOF this Assignment and Bill of Sale is executed and delivered by each of the Vendor and Purchaser as evidenced by the signature of its duly-authorized representative below.

Vendor:	Purchaser:
BALD EAGLE MINING, LLC	**AGRIFORCE GROWING SYSTEMS, LTD.**
By: /s/ Jeffrey Myers	By: /s/ Jolie Kahn
Jeffrey S. Myers	Jolie Kahn, Esq.
Manager and Member	CEO and General Counsel
14600 Mission Rd.,	800-525 West 8th Avenue,
Leawood, KS 66224	Vancouver, BC V5Z 1C6

Attachment 1
Personalty

The following items of personalty located at Vendor's bitcoin mining facilities at 14927 OH Rte. 45, Lisbon, OH 44432 and 40325 Miller Road, Leetonia, OH 44431:

1. Nine hundred (900) S-19 J Pro 100 Th/s BITMAIN Antminers. [See Attachment 1-A for specifications.]
2. 3 General Purpose Dry-Type Transformer 1250 kVA 3-Ph Dry-Type Transformer High Voltage: 480 D, 10 kV BIL Low Voltage: 416 Y 240, 10 kV BIL HV Taps: 504, 492, 480, 468, 456 Frequency: 60 Hz Temperature Rise: 150°C Cooling Class: AA Conductor: Al / Al Enclosure: Outdoor NEMA 3R
3. 3 2000 kVA 3-Ph Dry-Type Transformer High Voltage: 480 D, 10 kV BIL Low Voltage: 416 Y 240, 10 kV BIL HV Taps: 504, 492, 480, 468, 456 Frequency: 60 Hz
4. Five (5) custom 40 ft Crytpo Canman housing containers including 5 power distribution boxes
5. One (1) Caterpillar 2013 Model XQ60 60KW trailer-mounted standby generator, serial number CAT00C44PGLE01492
6. One (1) Doosan 2013 G125KW Generator Set trailer-mounted standby generator, SN# 4553141UEXEgs
7. Eight (8) 40 ft shipping containers located at the Rosebud location
8. Five (5) C3512 1MW natural gas generator power plants, serial numbers E2T00181, E2T00218, E2T00226, E2T00227, E2T00228
9. Various spare generator parts located within the housing of generator E2T00181

Attachment 1-A
Asic Miner Equipment List

[See attached]

Container 3 - Rosebud ASIC Mining Equipment

Count	id	name	platform	offline/online	ip	mac	motherboard	mb manufacturer	cpu model	asic model	linux kernel
1	8366998	Antminer	ASIC	online	10.1.31.241	02:44:41:3c:f6:a3	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
2	8372259	Antminer	ASIC	online	10.1.30.123	c4:f3:12:d8:ab:b2	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
3	8372260	Antminer	ASIC	online	10.1.30.124	c4:f3:12:db:37:93	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
4	8372263	Antminer	ASIC	online	10.1.30.130	3c:a3:08:5e:73:04	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
5	8372264	Antminer	ASIC	online	10.1.30.125	64:cf:d9:3f:38:88	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
6	8372317	Antminer	ASIC	online	10.1.31.34	64:cf:d9:47:8e:f7	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
7	8372318	Antminer	ASIC	online	10.1.31.97	64:cf:d9:cc:05:d0	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
8	8372319	Antminer	ASIC	online	10.1.31.88	94:e3:6d:e1:f8:c3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
9	8372320	Antminer	ASIC	online	10.1.31.9	64:cf:d9:ca:e3:99	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
10	8372321	Antminer	ASIC	online	10.1.31.93	3c:a3:08:61:2c:ee	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
11	8372322	Antminer	ASIC	online	10.1.31.86	3c:a3:08:1e:d8:f0	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
12	8372323	Antminer	ASIC	online	10.1.31.83	34:15:13:06:66:ba	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
13	8372324	Antminer	ASIC	online	10.1.31.98	64:cf:d9:66:5b:ce	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
14	8372326	Antminer	ASIC	online	10.1.31.90	60:b6:e1:6d:58:f1	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
15	8372333	Antminer	ASIC	online	10.1.30.194	3c:a3:08:5c:09:49	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
16	8372334	Antminer	ASIC	online	10.1.30.155	3c:a3:08:1f:0e:30	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
17	8372339	Antminer	ASIC	online	10.1.31.252	3c:a3:08:59:e6:17	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
18	8372340	Antminer	ASIC	online	10.1.31.6	34:15:13:0e:c5:a4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
19	8372341	Antminer	ASIC	online	10.1.31.221	34:15:13:0a:76:d9	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
20	8372342	Antminer	ASIC	online	10.1.31.240	94:e3:6d:c9:97:4d	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
21	8372343	Antminer	ASIC	online	10.1.31.52	3c:a3:08:51:00:80	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
22	8372344	Antminer	ASIC	online	10.1.31.220	34:15:13:02:a6:06	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
23	8372358	Antminer	ASIC	online	10.1.30.31	50:33:8b:09:80:f2	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
24	8372359	Antminer	ASIC	online	10.1.30.22	3c:a3:08:45:fb:3a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
25	8372360	Antminer	ASIC	online	10.1.30.250	64:cf:d9:43:cc:5a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
26	8372364	Antminer	ASIC	online	10.1.30.246	3c:a3:08:66:54:96	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
27	8372365	Antminer	ASIC	online	10.1.30.34	3c:a3:08:4f:0c:b1	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
28	8372367	Antminer	ASIC	online	10.1.31.0	3c:a3:08:74:be:5c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
29	8372396	Antminer	ASIC	online	10.1.30.59	3c:a3:08:4e:fe:fc	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
30	8372397	Antminer	ASIC	offline	10.1.30.250	50:33:8b:01:f6:7f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
31	8372399	Antminer	ASIC	online	10.1.30.64	18:93:d7:c1:d3:42	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
32	8372400	Antminer	ASIC	online	10.1.30.51	3c:a3:08:69:b8:28	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
33	8372415	Antminer	ASIC	online	10.1.30.48	60:b6:e1:15:91:f0	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
34	8372416	Antminer	ASIC	online	10.1.31.115	3c:a3:08:49:d1:2d	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
35	8372417	Antminer	ASIC	online	10.1.31.124	94:e3:6d:ff:bc:1c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
36	8372418	Antminer	ASIC	online	10.1.31.107	3c:a3:08:72:bb:0a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
37	8372419	Antminer	ASIC	online	10.1.30.73	50:33:8b:3d:6c:05	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
38	8372421	Antminer	ASIC	online	10.1.31.131	94:e3:6d:af:c4:8d	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
39	8372422	Antminer	ASIC	online	10.1.30.83	3c:a3:08:54:35:92	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
40	8372423	Antminer	ASIC	online	10.1.30.89	c4:f3:12:da:b9:f6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
41	8372424	Antminer	ASIC	online	10.1.31.119	3c:a3:08:4c:56:d3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
42	8372425	Antminer	ASIC	online	10.1.30.61	94:e3:6d:f4:27:0e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
43	8372427	Antminer	ASIC	online	10.1.31.109	34:15:13:8a:fd:64	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
44	8372447	Antminer	ASIC	online	10.1.31.156	c4:f3:12:00:97:e6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
45	8372448	Antminer	ASIC	online	10.1.31.175	3c:a3:08:59:23:fa	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
46	8372449	Antminer	ASIC	online	10.1.31.142	50:33:8b:32:df:00	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
47	8372450	Antminer	ASIC	offline	10.1.31.193	3c:a3:08:5d:3c:eb	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
48	8372451	Antminer	ASIC	online	10.1.31.144	3c:a3:08:6c:c5:57	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
49	8372452	Antminer	ASIC	online	10.1.31.138	3c:a3:08:5c:97:d7	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
50	8372453	Antminer	ASIC	online	10.1.31.149	3c:a3:08:16:61:7e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
51	8372454	Antminer	ASIC	online	10.1.31.146	94:e3:6d:fd:48:2c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
52	8372456	Antminer	ASIC	online	10.1.31.129	50:33:8b:52:f6:32	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
53	8372457	Antminer	ASIC	offline	10.1.30.220	34:15:13:06:c2:97	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
54	8372458	Antminer	ASIC	online	10.1.31.14	3c:a3:08:77:90:95	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
55	8372459	Antminer	ASIC	online	10.1.31.182	34:15:13:09:ff:7b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
56	8372460	Antminer	ASIC	offline	10.1.30.176	74:e1:82:ae:96:16	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
57	8372461	Antminer	ASIC	online	10.1.31.187	3c:a3:08:22:6a:d5	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
58	8372477	Antminer	ASIC	online	10.1.31.191	94:e3:6d:cc:8d:03	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
59	8372481	Antminer	ASIC	online	10.1.31.199	94:e3:6d:c9:4b:3c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
60	8372482	Antminer	ASIC	online	10.1.31.195	64:cf:d9:4e:44:c5	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
61	8372489	Antminer	ASIC	offline	10.1.30.230	64:cf:d9:43:97:2f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
62	8372491	Antminer	ASIC	online	10.1.31.215	3c:a3:08:54:57:a8	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
63	8769600	Antminer	ASIC	online	10.1.31.47	02:54:ca:9f:7c:f9	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
64	8769867	Antminer	ASIC	online	10.1.30.137	3c:a3:08:57:17:9a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
65	8769868	Antminer	ASIC	online	10.1.31.189	3c:a3:08:53:80:58	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
66	8769875	Antminer	ASIC	online	10.1.31.5	3c:a3:08:77:5e:5a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
67	8769876	Antminer	ASIC	online	10.1.30.135	3c:a3:08:22:b4:4f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

68	8769877	Antminer	ASIC	online	10.1.31.30	34:15:13:8d:65:39	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
69	8769879	Antminer	ASIC	offline	10.1.31.67	94:e3:6d:fc:7d:19	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
70	8769880	Antminer	ASIC	online	10.1.30.77	34:15:13:06:8d:3f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
71	8769884	Antminer	ASIC	online	10.1.30.104	3c:a3:08:1d:94:f0	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
72	8769887	Antminer	ASIC	online	10.1.31.46	3c:a3:08:1b:c0:5d	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
73	8769890	Antminer	ASIC	online	10.1.30.138	3c:a3:08:5b:c4:09	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
74	8769891	Antminer	ASIC	online	10.1.30.122	64:cf:d9:3f:24:72	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
75	8395366	asicF24BD6	ASIC	online	10.1.31.58	94:e3:6d:f2:4b:d6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
76	8372414	beamkslx003	ASIC	offline	10.1.30.81	64:cf:d9:fe:9c:ee	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
77	8769866	BEAMKSLX004	ASIC	online	10.1.30.142	3c:a3:08:4e:eb:d9	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
78	8372330	BEAMKSLX005	ASIC	online	10.1.30.176	3c:a3:08:23:4e:d3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
79	8372398	BEAMKSLX007	ASIC	online	10.1.30.58	3c:a3:08:5d:b3:66	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
80	8372413	BEAMKSLX008	ASIC	online	10.1.30.253	3c:a3:08:63:d8:68	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
81	8372329	BEAMKSLX011	ASIC	online	10.1.30.199	64:cf:d9:f9:59:0d	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
82	8372428	BEAMKSLX013	ASIC	online	10.1.31.113	3c:a3:08:59:6f:a5	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
83	8372357	BEAMKSLX014	ASIC	online	10.1.30.187	c4:f3:12:7c:4a:07	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
84	8372331	BEAMKSLX019	ASIC	online	10.1.30.182	94:e3:6d:ff:03:90	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
85	8372356	BEAMKSLX020	ASIC	online	10.1.30.43	34:15:13:03:c3:c6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
86	8372401	bem01c01m019	ASIC	online	10.1.30.55	3c:a3:08:6b:e4:b2	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
87	8367030	bem01c01m034	ASIC	online	10.1.30.145	3c:a3:08:67:20:bf	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
88	8368205	bem01c01m037	ASIC	online	10.1.31.239	3c:a3:08:5a:3f:23	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
89	8372505	bem01c01m049	ASIC	online	10.1.30.93	94:e3:6d:fd:0c:ad	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
90	8367002	bem01c01m050	ASIC	online	10.1.31.207	02:b7:bb:fd:61:5a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
91	8366891	bem01c01m052	ASIC	online	10.1.31.123	02:07:95:bc:fa:7d	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
92	8366989	bem01c01m052b	ASIC	online	10.1.31.200	02:15:1b:e6:46:d9	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
93	8372363	bem01c01m054	ASIC	online	10.1.30.32	50:33:8b:3a:9d:7e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
94	8769592	bem01c01m055	ASIC	online	10.1.30.188	02:f4:51:33:7b:20	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
95	8367034	bem01c01m056	ASIC	online	10.1.30.172	90:70:65:39:ef:f4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
96	8372256	bem01c01m057	ASIC	online	10.1.30.100	64:cf:d9:ef:c2:46	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
97	8367074	bem01c01m058	ASIC	offline	10.1.30.140	94:e3:6d:c9:48:e4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
98	8367054	bem01c01m060	ASIC	online	10.1.30.224	34:15:13:0b:93:5b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
99	8372257	bem01c01m062	ASIC	online	10.1.30.119	64:cf:d9:fd:0a:eb	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
100	8372258	bem01c01m062b	ASIC	offline	10.1.30.79	3c:a3:08:4e:5a:2f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
101	8367026	bem01c01m063	ASIC	online	10.1.30.215	3c:a3:08:4a:ac:2f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
102	8368174	bem01c01m064	ASIC	online	10.1.31.164	50:33:8b:39:8c:cc	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
103	8368175	bem01c01m066	ASIC	offline	10.1.30.179	3c:a3:08:4a:c2:22	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
104	8367032	bem01c01m068	ASIC	online	10.1.30.201	94:e3:6d:b9:f9:9f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
105	8367060	bem01c01m069	ASIC	online	10.1.31.16	3c:a3:08:68:f1:7b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
106	8368165	bem01c01m070	ASIC	online	10.1.31.103	50:33:8b:0c:52:6a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
107	8368164	bem01c01m071	ASIC	online	10.1.31.108	3c:a3:08:6e:1e:4a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
108	8368168	bem01c01m073	ASIC	online	10.1.31.101	34:15:13:8d:3d:58	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
109	8367062	bem01c01m074	ASIC	online	10.1.31.36	3c:a3:08:5b:ba:96	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
110	8367028	bem01c01m075	ASIC	online	10.1.30.210	18:93:d7:f0:3e:e5	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
111	8372506	bem01c01m078	ASIC	online	10.1.30.65	c4:f3:12:7c:6f:de	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
112	8368172	bem01c01m080	ASIC	online	10.1.31.112	64:cf:d9:66:33:b4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
113	8769869	bem01c01m091	ASIC	offline	10.1.31.55	94:e3:6d:dc:47:94	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
114	8769889	bem01c01m098	ASIC	online	10.1.31.89	3c:a3:08:6a:e7:b0	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
115	8769886	bem01c01m102	ASIC	online	10.1.31.105	3c:a3:08:71:55:6b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
116	8769878	bem01c01m106	ASIC	online	10.1.30.197	c4:f3:12:9f:09:4b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
117	8769871	bem01c01m110	ASIC	online	10.1.30.221	3c:a3:08:51:00:2e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
118	9087489	bem01c01m127	ASIC	online	10.1.31.91	94:e3:6d:dd:a9:2e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
119	9087491	bem01c01m129	ASIC	online	10.1.31.68	94:e3:6d:e1:ee:ac	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
120	9087529	bem01c01m25	ASIC	online	10.1.31.158	50:33:8b:03:62:7e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
121	8367031	bem02c02m215	ASIC	online	10.1.26.191	18:93:d7:c0:93:22	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
122	8372332	bem02c02m447	ASIC	online	10.1.30.148	34:15:13:0c:f8:0a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
123	8769870	bem02c02m643	ASIC	online	10.1.30.39	64:cf:d9:6e:e5:bd	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
124	8769631	bem02c03m102	ASIC	online	10.1.31.122	02:6e:01:23:e5:9a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
125	8365625	bem02c03m103	ASIC	online	10.1.30.111	02:8d:d7:92:fa:78	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
126	8769873	bem02c03m104	ASIC	online	10.1.30.174	3c:a3:08:50:b5:54	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
127	8366601	bem02c03m105	ASIC	online	10.1.31.64	02:a7:41:be:6c:52	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
128	8366608	bem02c03m106	ASIC	online	10.1.31.87	02:95:c3:d5:d3:fa	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
129	8769635	bem02c03m108	ASIC	online	10.1.31.160	02:bf:35:b4:f2:63	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
130	8366558	bem02c03m109	ASIC	online	10.1.31.48	02:c4:ff:5c:40:9a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
131	8365328	bem02c03m110	ASIC	online	10.1.30.35	02:66:5d:54:ad:2e	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
132	8769874	bem02c03m112	ASIC	online	10.1.30.255	c4:f3:12:00:cf:1e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
133	8769634	bem02c03m113	ASIC	online	10.1.31.118	02:2f:b3:ba:c0:4f	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
134	8366516	bem02c03m114	ASIC	online	10.1.30.225	02:9d:13:8b:2a:40	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
135	8366554	bem02c03m116	ASIC	online	10.1.31.28	02:9d:33:c5:e5:e5	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
136	8769633	bem02c03m118	ASIC	online	10.1.31.176	02:5e:a7:48:88:10	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
137	8366444	bem02c03m120	ASIC	online	10.1.30.205	02:f6:57:60:9e:b3	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
138	8365627	bem02c03m121	ASIC	online	10.1.30.116	02:bd:bb:ad:93:ff	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
139	8769636	bem02c03m124	ASIC	online	10.1.31.210	02:d6:bb:7e:1a:a6	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22

140	8769872	bem02c03m125	ASIC	online	10.1.30.69	3c:a3:08:4b:ce:1e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
141	8769632	bem02c03m127	ASIC	online	10.1.31.242	02:5e:39:55:9c:07	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
142	8366519	bem02c03m128	ASIC	online	10.1.30.240	02:ec:2d:57:0c:01	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
143	8366602	bem02c03m129	ASIC	online	10.1.31.63	02:07:ff:cc:0c:4e	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
144	8365638	bem02c03m130	ASIC	online	10.1.30.146	02:8f:b5:94:c0:5f	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
145	8366522	bem02c03m204	ASIC	online	10.1.30.254	02:e6:7f:26:e0:24	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
146	8365454	bem02c03m205	ASIC	online	10.1.30.72	02:b7:d1:c7:7c:65	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
147	8366888	bem02c03m206	ASIC	online	10.1.31.111	02:5c:ff:68:c9:9d	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
148	8366922	bem02c03m207	ASIC	online	10.1.31.152	02:d6:07:19:1f:a9	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
149	8365320	bem02c03m210	ASIC	online	10.1.30.11	02:ad:cd:f6:b6:42	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
150	8366889	bem02c03m211	ASIC	offline	10.1.31.122	02:bf:c3:c0:e1:68	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
151	8372478	bem02c03m212	ASIC	online	10.1.30.44	3c:a3:08:52:a5:1c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
152	8366999	bem02c03m213	ASIC	online	10.1.31.192	02:54:e1:27:d1:ba	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
153	8368203	bem02c03m217	ASIC	online	10.1.31.253	3c:a3:08:47:3a:8e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
154	8365365	bem02c03m221	ASIC	online	10.1.30.36	02:15:5b:fe:29:44	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
155	8368161	bem02c03m222	ASIC	online	10.1.31.130	3c:a3:08:67:8e:2a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
156	8363798	bem02c03m223	ASIC	online	10.1.30.33	02:95:a1:a9:b4:db	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
157	8366887	bem02c03m224	ASIC	online	10.1.31.102	02:56:4f:13:42:85	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
158	8366918	bem02c03m226	ASIC	online	10.1.31.155	02:4c:8b:39:b8:84	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
159	8366890	bem02c03m227	ASIC	online	10.1.31.100	02:3f:e3:a3:f0:60	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
160	8365456	bem02c03m228	ASIC	online	10.1.30.70	02:ad:77:aa:75:72	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
161	8366886	bem02c03m230	ASIC	online	10.1.31.106	02:bf:a7:f7:fc:fa	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
162	8368163	bem02c03m231	ASIC	online	10.1.31.173	94:e3:6d:c8:81:c1	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
163	8366605	bem02c03m241	ASIC	online	10.1.31.82	02:9f:b3:f7:8e:c8	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
164	8366885	bem02c03m242	ASIC	online	10.1.31.140	02:87:4b:f0:d9:64	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
165	8365330	bem02c03m244	ASIC	online	10.1.30.60	02:9f:53:8e:47:fc	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
166	8366399	bem02c03m245	ASIC	online	10.1.30.151	02:b7:81:db:2b:50	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
167	8366560	bem02c03m247	ASIC	online	10.1.31.56	02:bf:37:96:08:d1	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
168	8365630	bem02c03m248	ASIC	online	10.1.30.136	02:74:2b:21:56:97	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
169	8365551	bem02c03m302	ASIC	online	10.1.30.98	02:8f:99:b0:c3:ca	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
170	8366390	bem02c03m303	ASIC	online	10.1.30.181	02:1d:75:fe:0d:47	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
171	8366440	bem02c03m304	ASIC	online	10.1.30.216	02:1d:d5:fb:13:fb	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
172	8366518	bem02c03m305	ASIC	online	10.1.30.238	02:37:3f:c4:28:59	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
173	8366996	bem02c03m306	ASIC	online	10.1.31.201	02:8f:b1:87:09:58	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
174	8368204	bem02c03m307	ASIC	online	10.1.31.183	94:e3:6d:e1:c7:94	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
175	8366445	bem02c03m308	ASIC	online	10.1.30.207	02:d6:79:0f:f9:ab	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
176	8366395	bem02c03m309	ASIC	online	10.1.30.175	02:ec:65:2a:a3:1c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
177	8367029	bem02c03m311	ASIC	online	10.1.30.149	f4:84:4c:16:13:e3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
178	8365327	bem02c03m314	ASIC	online	10.1.30.57	02:0f:fd:f1:1c:e1	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
179	8365324	bem02c03m315	ASIC	offline	10.1.30.51	02:e6:41:3b:19:0b	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
180	8367056	bem02c03m316	ASIC	online	10.1.31.51	3c:a3:08:6e:28:19	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
181	8365325	bem02c03m317	ASIC	online	10.1.30.56	02:2f:61:cb:e3:59	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
182	8367003	bem02c03m318	ASIC	online	10.1.31.211	02:6e:9b:0d:ef:05	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
183	8366997	bem02c03m319	ASIC	online	10.1.31.238	02:05:61:e6:6a:fc	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
184	8365321	bem02c03m322	ASIC	online	10.1.30.27	02:15:21:d5:72:77	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
185	8365326	bem02c03m326	ASIC	online	10.1.30.63	02:b7:a1:96:55:57	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
186	8366893	bem02c03m329	ASIC	online	10.1.31.136	02:5e:09:75:9c:81	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
187	8372476	bem02c03m335	ASIC	online	10.1.31.197	34:15:13:08:a0:2a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
188	8366557	bem02c03m339	ASIC	online	10.1.31.41	02:9d:e1:e6:22:e4	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
189	8372315	bem02c03m341	ASIC	online	10.1.31.45	60:b6:e1:6d:58:c4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
190	8372502	bem02c03m342	ASIC	online	10.1.31.20	34:15:13:8c:05:37	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
191	8366447	bem02c03m344	ASIC	online	10.1.30.195	02:de:55:2d:9e:ba	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
192	8366916	bem02c03m347	ASIC	online	10.1.31.150	02:a5:43:c3:4f:c3	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
193	8372316	bem02c03m348	ASIC	offline	-	-	-	-	-	-	-
194	8366446	bem02c03m401	ASIC	online	10.1.30.192	02:6c:9e:cd:a0:48	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
195	8366393	bem02c03m405	ASIC	online	10.1.30.177	02:3f:37:88:2b:6b	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
196	8366555	bem02c03m406	ASIC	online	10.1.31.33	02:af:5d:a8:b4:de	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
197	8365461	bem02c03m407	ASIC	offline	192.168.13.7	02:ad:0f:d1:b6:42	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.14
198	8365362	bem02c03m415	ASIC	online	10.1.30.47	02:0f:3f:c3:88:cb	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
199	8366607	bem02c03m417	ASIC	online	10.1.31.84	02:05:19:db:18:fb	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
200	8366449	bem02c03m418	ASIC	online	10.1.30.185	02:bf:31:b5:ce:df	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
201	8365554	bem02c03m420	ASIC	offline	192.168.11.12	02:f4:c2:ed:49:c7	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
202	8365322	bem02c03m422	ASIC	online	10.1.30.28	02:bd:cb:a3:ec:6e	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
203	8372335	bem02c03m423	ASIC	online	10.1.30.211	64:cf:d9:41:1b:53	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
204	8365370	bem02c03m426	ASIC	offline	192.168.11.5	02:35:c5:c0:07:d6	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
205	8368173	bem02c03m427	ASIC	online	10.1.31.171	64:cf:d9:d4:2e:b8	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
206	8367004	bem02c03m428	ASIC	online	10.1.31.190	02:8f:51:b7:6c:6c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
207	8366917	bem02c03m429	ASIC	online	10.1.31.157	02:35:cd:fb:93:74	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
208	8365626	bem02c03m430	ASIC	online	10.1.30.103	02:07:99:84:5e:4a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
209	8365463	bem02c03m431	ASIC	online	10.1.30.87	02:b5:bf:ca:fa:68	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
210	8366559	bem02c03m432	ASIC	online	10.1.31.49	02:1d:ed:86:e3:f1	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
211	8366520	bem02c03m433	ASIC	offline	192.168.11.10	02:35:37:ee:bd:d1	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.14

212	8366994	bem02c03m434	ASIC	online	10.1.31.219	02:44:cc:bf:d9:60	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
213	8365629	bem02c03m435	ASIC	online	10.1.30.129	02:37:bd:f7:c7:da	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
214	8366552	bem02c03m436	ASIC	offline	192.168.11.4	02:b5:ef:b8:4a:77	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
215	8367027	bem02c03m437	ASIC	online	10.1.30.202	3c:a3:08:4f:ed:49	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
216	8769881	bem02c03m441	ASIC	online	10.1.31.249	64:cf:d9:e4:74:fc	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
217	8367073	bem02c03m442	ASIC	online	10.1.31.95	60:b6:e1:17:b8:ac	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
218	8365323	bem02c03m446	ASIC	online	10.1.30.30	02:2f:25:c9:f4:4a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
219	8365548	bem02c03m448	ASIC	online	10.1.30.90	02:cc:e3:38:cd:21	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
220	8367007	bem02c03m504	ASIC	online	10.1.31.203	02:cc:71:06:eb:96	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
221	8368166	bem02c03m510	ASIC	online	10.1.31.114	64:cf:d9:51:86:45	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
222	8372345	bem02c03m511	ASIC	online	10.1.31.237	94:e3:6d:cd:bf:5d	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
223	8365631	bem02c03m513	ASIC	online	10.1.30.144	02:6e:f2:8c:50:d3	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
224	8366604	bem02c03m515	ASIC	online	10.1.31.80	02:7e:46:ec:26:c1	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
225	8365460	bem02c03m517	ASIC	online	10.1.30.95	02:9f:ff:e2:a2:5f	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
226	8366920	bem02c03m518	ASIC	online	10.1.31.167	02:8d:99:b5:87:e0	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
227	8366398	bem02c03m520	ASIC	online	10.1.30.147	02:2d:7f:ec:dd:c5	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
228	8366525	bem02c03m521	ASIC	online	10.1.31.19	02:a5:29:aa:d9:dd	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
229	8365557	bem02c03m522	ASIC	online	10.1.30.102	02:9f:5d:81:08:c6	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
230	8365549	bem02c03m524	ASIC	online	10.1.30.92	02:a5:dd:52:f6:37	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
231	8366524	bem02c03m525	ASIC	online	10.1.31.4	02:bf:79:ae:42:d5	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
232	8366609	bem02c03m528	ASIC	online	10.1.31.81	02:1d:ab:dc:c7:c5	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
233	8769601	bem02c03m529	ASIC	online	10.1.31.202	02:87:eb:ee:a5:40	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
234	8372314	bem02c03m530	ASIC	offline	192.168.13.8	34:15:13:05:01:8a	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
235	8769883	bem02c03m531	ASIC	online	10.1.31.243	50:33:8b:31:d4:c3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
236	8372346	bem02c03m532	ASIC	online	10.1.31.235	3c:a3:08:75:1e:a6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
237	8372362	bem02c03m533	ASIC	offline	192.168.11.13	3c:a3:08:72:f8:8f	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
238	8372338	bem02c03m545	ASIC	online	10.1.31.225	64:cf:d9:e3:02:13	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
239	8368267	bem02c03m548	ASIC	online	10.1.31.196	94:e3:6d:c9:b9:a6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
240	8368162	bem02c03m601	ASIC	online	10.1.31.162	3c:a3:08:47:34:91	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
241	8368208	bem02c03m608	ASIC	online	10.1.31.245	18:93:d7:fd:ce:c6	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
242	8372455	bem02c03m614	ASIC	online	10.1.31.184	64:cf:d9:ea:0f:9b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
243	8366556	bem02c03m617	ASIC	online	10.1.31.37	02:bf:63:16:7c:a2	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
244	8769892	bem02c03m624	ASIC	online	10.1.31.244	3c:a3:08:4f:a3:c5	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
245	8372479	bem02c03m625	ASIC	online	10.1.30.71	94:e3:6d:dc:50:55	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
246	8367057	bem02c03m630	ASIC	online	10.1.31.31	3c:a3:08:70:03:a0	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
247	8367055	bem02c03m635	ASIC	online	10.1.30.244	3c:a3:08:5f:0a:09	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
248	8372262	bem02c03m644	ASIC	online	10.1.30.105	3c:a3:08:57:2f:f4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
249	8366923	bem02c03m645	ASIC	online	10.1.31.168	02:15:a3:81:f3:66	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
250	8366992	bem02c03m646	ASIC	online	10.1.31.217	02:0f:bb:8f:a4:f9	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
251	8368264	bem02c03m701	ASIC	online	10.1.31.223	3c:a3:08:74:d9:92	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
252	8365632	bem02c03m702	ASIC	online	10.1.30.139	02:d6:8c:ec:c8:fa	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
253	8365550	bem02c03m703	ASIC	online	10.1.30.88	02:95:59:d0:90:7b	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
254	8368170	bem02c03m705	ASIC	online	10.1.31.116	c4:f3:12:81:18:74	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
255	8372261	bem02c03m707	ASIC	online	10.1.30.14	3c:a3:08:53:34:b5	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
256	8366441	bem02c03m708	ASIC	online	10.1.30.208	02:cc:e4:cd:62:5f	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
257	8365459	bem02c03m709	ASIC	online	10.1.30.85	02:8d:d9:49:0a:74	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
258	8366394	bem02c03m710	ASIC	online	10.1.30.160	02:ad:97:ea:0a:59	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
259	8366448	bem02c03m711	ASIC	online	10.1.30.186	02:95:7d:e9:7d:58	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
260	8365462	bem02c03m712	ASIC	online	10.1.30.84	02:b5:ad:b3:8b:67	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
261	8366396	bem02c03m714	ASIC	online	10.1.30.153	02:2f:15:de:d2:fe	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
262	9087488	bem02c03m716	ASIC	offline	10.1.31.77	3c:a3:08:76:e5:3c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
263	8368171	bem02c03m717	ASIC	online	10.1.31.151	64:cf:d9:e7:fd:4c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
264	8366392	bem02c03m718	ASIC	offline	192.168.13.6	02:4c:94:8b:46:4c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
265	8365375	bem02c03m720	ASIC	online	10.1.30.15	02:7e:78:e7:77:5c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
266	8365363	bem02c03m721	ASIC	offline	192.168.13.1	02:ee:e4:f1:e5:7c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
267	8366995	bem02c03m722	ASIC	offline	192.168.11.7	02:f6:1a:dd:68:49	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
268	8365455	bem02c03m723	ASIC	offline	192.168.13.2	02:15:eb:f6:94:4c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.14
269	8372534	bem02c03m724	ASIC	online	10.1.31.194	02:95:03:f2:c2:f3	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
270	8366892	bem02c03m725	ASIC	online	10.1.31.99	02:95:ef:c8:5d:79	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
271	8366600	bem02c03m726	ASIC	online	10.1.31.59	02:3f:49:02:95:e2	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
272	8372325	bem02c03m728	ASIC	online	10.1.31.85	64:cf:d9:89:b6:07	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
273	8365366	bem02c03m729	ASIC	offline	192.168.13.13	02:ad:6f:be:fc:7a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.14
274	8366900	bem02c03m730	ASIC	online	10.1.31.104	02:f4:70:9a:e1:c6	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
275	8366921	bem02c03m731	ASIC	online	10.1.31.147	02:97:2b:93:75:7c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
276	8366443	bem02c03m733	ASIC	online	10.1.30.200	02:de:78:87:21:df	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
277	8365556	bem02c03m734	ASIC	offline	192.168.13.12	02:bf:f9:c8:58:41	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
278	8368207	bem02c03m735	ASIC	online	10.1.31.246	3c:a3:08:70:42:82	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
279	8368260	bem02c03m736	ASIC	online	10.1.31.233	94:e3:6d:fd:57:92	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
280	8367059	bem02c03m737	ASIC	online	10.1.30.226	94:e3:6d:dd:37:d3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
281	8372532	bem02c03m739	ASIC	online	10.1.30.217	02:fe:31:58:5b:85	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
282	8365368	bem02c03m745	ASIC	offline	192.168.13.8	02:8f:ef:b5:43:74	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
283	8366517	bem02c03m746	ASIC	online	10.1.30.228	02:4c:46:8c:5d:de	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22

284	8372368	bem02c03m747	ASIC	online	10.1.30.245	3c:a3:08:4d:5a:b3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
285	8365364	bem02c03m748	ASIC	online	10.1.30.29	02:2f:31:99:1a:63	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
286	8365633	bem02c03m801	ASIC	offline	192.168.13.9	02:1d:9d:b2:6c:5c	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
287	8365558	bem02c03m802	ASIC	online	10.1.30.91	02:44:de:eb:e3:68	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
288	8366901	bem02c03m803	ASIC	offline	192.168.12.4	02:e6:4c:da:db:f1	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
289	8367036	bem02c03m804	ASIC	online	10.1.30.143	3c:a3:08:54:9f:d4	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
290	8367061	bem02c03m805	ASIC	online	10.1.30.241	94:e3:6d:fc:19:29	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
291	8366897	bem02c03m806	ASIC	online	10.1.31.174	02:6e:be:82:4c:7f	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
292	8365367	bem02c03m807	ASIC	offline	192.168.11.11	02:0f:43:cc:98:45	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.14
293	8368206	bem02c03m808	ASIC	online	10.1.31.178	3c:a3:08:61:57:42	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
294	8367075	bem02c03m809	ASIC	online	10.1.31.50	50:33:8b:3d:ba:0e	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
295	8365628	bem02c03m810	ASIC	online	10.1.30.127	02:05:d1:ed:5a:43	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
296	8366993	bem02c03m811	ASIC	online	10.1.31.236	02:87:47:ac:ba:69	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
297	8365457	bem02c03m812	ASIC	online	10.1.30.76	02:2d:31:1c:90:a7	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
298	8769888	bem02c03m813	ASIC	online	10.1.31.193	c4:f3:12:68:70:6c	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
299	8769882	bem02c03m814	ASIC	online	10.1.31.35	64:cf:d9:e3:7e:33	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
300	8367035	bem02c03m815	ASIC	online	10.1.30.184	3c:a3:08:77:e4:f7	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
301	8368167	bem02c03m817	ASIC	online	10.1.31.153	50:33:8b:3b:78:a3	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
302	8366990	bem02c03m818	ASIC	online	10.1.31.247	02:15:c3:a6:86:c2	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
303	8367058	bem02c03m819	ASIC	online	10.1.30.218	34:15:13:08:7e:b2	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
304	8368169	bem02c03m819	ASIC	online	10.1.31.161	3c:a3:08:58:34:3b	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
305	8769599	bem02c03m820	ASIC	online	10.1.31.188	02:37:95:b1:9a:df	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
306	8366397	bem02c03m821	ASIC	online	10.1.30.156	02:b7:39:d9:06:eb	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
307	8366899	bem02c03m822	ASIC	online	10.1.31.110	02:27:b9:86:ed:c6	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
308	8366606	bem02c03m823	ASIC	online	10.1.31.73	02:2f:d3:b8:30:d0	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
309	8366561	bem02c03m824	ASIC	online	10.1.31.57	02:2d:39:a6:1e:cc	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
310	8366553	bem02c03m825	ASIC	online	10.1.31.24	02:e6:88:91:f0:f4	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
311	8366523	bem02c03m826	ASIC	online	10.1.30.252	02:2f:39:c1:c1:59	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
312	8365458	bem02c03m828	ASIC	online	10.1.30.67	02:0f:e7:a2:d8:d4	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
313	8366991	bem02c03m829	ASIC	online	10.1.31.229	02:1d:39:94:12:5e	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
314	8366898	bem02c03m830	ASIC	online	10.1.31.133	02:e4:18:a0:14:d0	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
315	8366919	bem02c03m831	ASIC	online	10.1.31.96	02:b7:e5:bc:b6:67	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
316	8366603	bem02c03m832	ASIC	online	10.1.31.65	02:2f:c9:ff:ff:fa	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
317	8366442	bem02c03m833	ASIC	online	10.1.30.198	02:6e:fa:ad:2d:41	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
318	8366391	bem02c03m834	ASIC	online	10.1.30.178	02:bf:c5:a2:9a:ca	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
319	8368246	bem02c03m835	ASIC	online	10.1.31.186	3c:a3:08:5b:84:95	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
320	8372483	bem02c03m839	ASIC	online	10.1.31.159	3c:a3:08:52:56:dc	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
321	8366521	bem02c03m841	ASIC	online	10.1.30.251	02:8f:cd:c0:2f:f3	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
322	8365552	bem02c03m846	ASIC	online	10.1.30.94	02:ad:a5:fc:55:6a	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
323	8365555	bem02c03m847	ASIC	online	10.1.30.99	02:54:80:c9:21:dd	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
324	10389142	bem02hv01	DEVICE	offline	10.1.20.140	5c:ba:2c:0b:3c:c8	ProLiant DL20 Gen10 Plus	HPE	Intel(R) Xeon(R) E-2336 CPU @ 2.90GHz	-	-
325	9118522	bem03rpi01	DEVICE	offline	10.3.11.20 fe80::da3a:ddff:fe90:db83	d8:3a:dd:90:db:83	-	-	-	-	-
326	10389143	c01m111	ASIC	online	10.1.30.26	3c:a3:08:57:1b:94	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
327	10389144	c01m116	ASIC	online	10.1.30.108	3c:a3:08:5d:17:60	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
328	10389154	c01m117	ASIC	online	10.1.30.154	50:33:8b:03:ac:27	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
329	10389146	c01m118	ASIC	online	10.1.31.185	c4:f3:12:68:79:d2	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
330	10389153	c01m119	ASIC	online	10.1.30.204	94:e3:6d:ce:20:29	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
331	10389148	c01m120	ASIC	online	10.1.30.237	94:e3:6d:df:e3:b8	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
332	10389151	c01m126	ASIC	online	10.1.30.183	3c:a3:08:50:36:a7	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
333	10389147	c01m128	ASIC	online	10.1.31.53	3c:a3:08:59:69:c7	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
334	10389152	c01m130	ASIC	online	10.1.30.109	3c:a3:08:54:63:73	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable

Container 2 -- Rosebud ASIC Mining Equipment

Count	id	name	platform	offline/online	ip	mac	cpu id	motherboard	mb manufacturer	cpu model	asic model	linux kernel
1	10389109	asicA836E7	ASIC	online	10.1.27.236	02:2d:bf:a8:36:e7	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1550) 1.6.0.38 stable
2	8359588	bem01c01m002	ASIC	online	10.1.27.113	60:b6:e1:17:b8:be	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
3	8359612	bem01c01m003	ASIC	online	10.1.27.223	3c:a3:08:49:80:ab	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
4	8359507	bem01c01m004	ASIC	online	10.1.26.132	3c:a3:08:5d:0d:6b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
5	8359625	bem01c01m005	ASIC	online	10.1.27.208	3c:a3:08:5c:e5:3f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
6	8359508	bem01c01m038	ASIC	online	10.1.26.102	94:e3:6d:f2:9a:b4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
7	8359506	bem01c01m041	ASIC	online	10.1.26.212	3c:a3:08:1e:fb:93	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
8	8359554	bem01c01m045	ASIC	online	10.1.27.148	94:e3:6d:df:0b:eb	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
9	8362881	bem01c01m047	ASIC	online	10.1.26.136	c4:f3:12:80:c6:a2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
10	8364681	bem01c01m067	ASIC	online	10.1.27.47	3c:a3:08:57:ce:cc	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
11	8736344	bem01c01m076	ASIC	online	10.1.27.160	3c:a3:08:60:89:67	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
12	8364631	bem01c01m078b	ASIC	offline	10.1.27.194	64:cf:d9:86:e3:b2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
13	8364689	bem01c01m079	ASIC	online	10.1.27.239	3c:a3:08:5c:43:83	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
14	8736346	bem01c01m082	ASIC	online	10.1.27.246	3c:a3:08:58:7f:db	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
15	8736358	bem01c01m083	ASIC	online	10.1.27.58	50:33:8b:4e:8f:c4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
16	8372286	bem01c01m088	ASIC	online	10.1.26.29	3c:a3:08:51:11:ab	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
17	8364682	bem01c01m177	ASIC	online	10.1.27.39	64:cf:d9:d7:f1:e8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
18	8364627	bem01c01m178	ASIC	offline	10.1.26.147	60:b6:e1:19:5f:52	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
19	8736347	bem01c01m179	ASIC	offline	10.1.26.119	3c:a3:08:4d:53:20	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
20	8736360	bem01c01m183	ASIC	online	10.1.26.169	3c:a3:08:54:a9:f8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
21	8736361	bem01c01m184	ASIC	online	10.1.26.25	94:e3:6d:df:27:54	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
22	8736369	bem01c01m185	ASIC	online	10.1.26.71	50:33:8b:48:6a:92	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
23	8364690	bem01c01m196	ASIC	online	10.1.26.123	3c:a3:08:62:63:3e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
24	8736379	bem01c01m197	ASIC	online	10.1.26.128	50:33:8b:42:b6:d1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
25	8364691	bem01c01m198	ASIC	online	10.1.26.232	64:cf:d9:42:bc:a1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
26	8736387	bem01c01m199	ASIC	online	10.1.27.205	c4:f3:12:6e:d0:57	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
27	8364626	bem01c01m203	ASIC	online	10.1.26.242	94:e3:6d:df:56:94	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
28	8364693	bem01c01m207	ASIC	online	10.1.27.238	64:cf:d9:ee:f7:de	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
29	8364678	bem02c02m101	ASIC	online	10.1.27.45	64:cf:d9:6b:a3:00	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
30	8364610	bem02c02m102	ASIC	online	10.1.26.234	34:15:13:0c:cf:9c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
31	8362885	bem02c02m103	ASIC	online	10.1.26.101	3c:a3:08:45:63:b9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
32	8362883	bem02c02m104	ASIC	online	10.1.26.120	94:e3:6d:e0:5b:1a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
33	8364628	bem02c02m105	ASIC	online	10.1.27.244	34:15:13:8a:b2:a3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
34	8362884	bem02c02m106	ASIC	online	10.1.26.52	3c:a3:08:4c:7c:7e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
35	8362891	bem02c02m107	ASIC	online	10.1.26.246	50:33:8b:31:e1:9b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
36	8362878	bem02c02m108	ASIC	online	10.1.26.85	50:33:8b:42:bb:ab	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
37	8364609	bem02c02m109	ASIC	online	10.1.27.162	3c:a3:08:6c:3c:a8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
38	8362845	bem02c02m110	ASIC	online	10.1.26.34	3c:a3:08:50:f6:0a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
39	8364608	bem02c02m111	ASIC	online	10.1.27.149	3c:a3:08:6d:55:af	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
40	8372287	bem02c02m112	ASIC	online	10.1.27.67	64:cf:d9:e9:91:ad	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
41	8359589	bem02c02m113	ASIC	online	10.1.27.127	c4:f3:12:66:d9:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
42	8364613	bem02c02m114	ASIC	online	10.1.27.100	34:15:13:06:94:95	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
43	8362554	bem02c02m115	ASIC	online	10.1.27.66	3c:a3:08:50:38:6c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
44	8364695	bem02c02m116	ASIC	online	10.1.27.250	3c:a3:08:51:9a:55	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
45	8372247	bem02c02m117	ASIC	online	10.1.27.120	18:93:d7:c8:a9:01	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
46	8364680	bem02c02m118	ASIC	online	10.1.27.71	3c:a3:08:5b:84:22	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
47	8364696	bem02c02m119	ASIC	offline	10.1.26.251	64:cf:d9:83:bf:6a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
48	8372285	bem02c02m120	ASIC	online	10.1.26.129	94:e3:6d:e8:a1:41	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
49	8372246	bem02c02m121	ASIC	online	10.1.27.158	64:cf:d9:51:25:d9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
50	8364679	bem02c02m122	ASIC	online	10.1.27.79	3c:a3:08:5c:1a:1d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
51	8362892	bem02c02m123	ASIC	online	10.1.26.158	f4:84:4c:0d:4f:31	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
52	8364615	bem02c02m124	ASIC	online	10.1.26.60	64:cf:d9:d7:12:4a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
53	8364612	bem02c02m125	ASIC	online	10.1.27.18	94:e3:6d:fe:de:3d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
54	8362680	bem02c02m126	ASIC	online	10.1.26.201	02:a5:97:93:a7:f2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
55	8364688	bem02c02m127	ASIC	offline	10.1.26.110	3c:a3:08:70:57:2b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
56	8359539	bem02c02m128	ASIC	online	10.1.27.10	3c:a3:08:74:5d:d1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
57	8362880	bem02c02m129	ASIC	online	10.1.26.194	3c:a3:08:72:4d:e7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
58	8362563	bem02c02m130	ASIC	online	10.1.27.245	60:b6:e1:17:d2:f8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
59	8364617	bem02c02m131	ASIC	online	10.1.27.152	34:15:13:04:02:a5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
60	8362844	bem02c02m132	ASIC	online	10.1.26.30	94:e3:6d:de:fc:07	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
61	8362903	bem02c02m133	ASIC	online	10.1.27.119	3c:a3:08:47:4c:e2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
62	8362889	bem02c02m134	ASIC	online	10.1.26.67	34:15:13:06:92:3a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
63	8364614	bem02c02m135	ASIC	online	10.1.27.192	34:15:13:02:09:16	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
64	8362887	bem02c02m136	ASIC	offline	10.1.26.124	64:cf:d9:f3:12:75	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
65	8362557	bem02c02m137	ASIC	online	10.1.27.235	3c:a3:08:5a:f8:db	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

66	8362797	bem02c02m138	ASIC	online	10.1.27.25	02:e6:6b:22:65:38	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
67	8362886	bem02c02m139	ASIC	online	10.1.26.149	3c:a3:08:50:32:1d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
68	8362551	bem02c02m140	ASIC	online	10.1.27.76	34:15:13:8d:4b:b0	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
69	8359473	bem02c02m141	ASIC	online	10.1.26.144	f0:45:da:44:d3:e5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
70	8359536	bem02c02m142	ASIC	online	10.1.26.95	64:cf:d9:e3:6b:ee	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
71	8364740	bem02c02m143	ASIC	online	10.1.26.233	02:a7:1b:f2:e0:f2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
72	8362882	bem02c02m201	ASIC	online	10.1.26.184	3c:a3:08:72:dc:3f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
73	8362890	bem02c02m202	ASIC	online	10.1.26.32	3c:a3:08:6f:cf:d5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
74	8362879	bem02c02m203	ASIC	online	10.1.26.193	94:e3:6d:dc:c9:e4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
75	8364618	bem02c02m204	ASIC	online	10.1.27.186	50:33:8b:47:ce:79	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
76	8359579	bem02c02m205	ASIC	online	10.1.27.181	94:e3:6d:e1:c7:91	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
77	8362888	bem02c02m207	ASIC	online	10.1.26.190	3c:a3:08:4b:b6:1b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
78	8364611	bem02c02m208	ASIC	online	10.1.27.134	34:15:13:03:90:5d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
79	8372288	bem02c02m209	ASIC	online	10.1.26.159	f4:84:4c:07:be:5b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
80	8364616	bem02c02m210	ASIC	online	10.1.27.137	3c:a3:08:4d:e9:ab	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
81	8362898	bem02c02m211	ASIC	online	10.1.27.11	94:e3:6d:dd:ad:45	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
82	8359528	bem02c02m212	ASIC	online	10.1.26.40	c4:f3:12:a2:d6:6c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
83	8364629	bem02c02m216	ASIC	online	10.1.27.124	3c:a3:08:57:92:dd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
84	8362917	bem02c02m217	ASIC	online	10.1.27.109	3c:a3:08:6e:7e:47	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
85	8372297	bem02c02m217	ASIC	offline	10.1.27.28	3c:a3:08:6f:ca:d7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
86	8364630	bem02c02m218	ASIC	online	10.1.27.185	3c:a3:08:6f:b6:61	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
87	8365929	bem02c02m220	ASIC	online	10.1.27.240	94:e3:6d:df:e5:f5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
88	8359526	bem02c02m221	ASIC	offline	10.1.26.205	3c:a3:08:5b:51:70	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
89	8362555	bem02c02m223	ASIC	online	10.1.27.60	c4:f3:12:67:98:15	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
90	8362716	bem02c02m224	ASIC	online	10.1.26.217	02:37:41:e8:8f:59	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
91	8364753	bem02c02m225	ASIC	online	10.1.27.249	02:b5:af:91:eb:58	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
92	8364697	bem02c02m226	ASIC	online	10.1.27.220	3c:a3:08:48:9e:cc	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
93	8362657	bem02c02m227	ASIC	online	10.1.26.180	02:a5:ed:81:36:78	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
94	8364672	bem02c02m228	ASIC	online	10.1.27.154	50:33:8b:49:f6:76	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
95	8362704	bem02c02m230	ASIC	online	10.1.26.22	02:b5:c9:97:4c:7a	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
96	8362675	bem02c02m231	ASIC	online	10.1.26.157	02:ad:f7:d9:99:ee	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
97	8362901	bem02c02m232	ASIC	online	10.1.26.153	64:cf:d9:40:cf:d2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
98	8362916	bem02c02m233	ASIC	online	10.1.26.236	3c:a3:08:76:35:81	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
99	8359474	bem02c02m234	ASIC	online	10.1.26.121	64:cf:d9:fb:38:bf	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
100	8359557	bem02c02m235	ASIC	online	10.1.27.129	94:e3:6d:fe:c0:8e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
101	8362734	bem02c02m236	ASIC	online	10.1.26.82	02:25:6f:81:fc:72	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
102	8364671	bem02c02m241	ASIC	offline	10.1.27.64	c4:f3:12:6d:b0:e4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
103	8359475	bem02c02m242	ASIC	offline	10.1.26.182	3c:a3:08:75:99:b3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
104	8364761	bem02c02m242	ASIC	online	10.1.27.213	02:af:01:db:40:cb	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
105	8364701	bem02c02m243	ASIC	online	10.1.27.121	50:33:8b:42:c4:48	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
106	8362558	bem02c02m244	ASIC	online	10.1.27.242	3c:a3:08:5f:3d:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
107	8364669	bem02c02m245	ASIC	online	10.1.27.63	c4:f3:12:6f:14:34	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
108	8736391	bem02c02m246	ASIC	offline	10.1.26.214	3c:a3:08:47:5a:f9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
109	8365928	bem02c02m247	ASIC	online	10.1.27.59	64:cf:d9:46:72:30	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
110	8362899	bem02c02m248	ASIC	online	10.1.26.55	34:15:13:08:6d:c6	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
111	8362726	bem02c02m301	ASIC	online	10.1.26.61	02:2f:b5:9f:d7:e2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
112	8362661	bem02c02m302	ASIC	online	10.1.26.183	02:15:d7:fa:63:7d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
113	8364762	bem02c02m304	ASIC	offline	10.1.27.173	02:35:29:bb:5e:fb	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
114	8362659	bem02c02m305	ASIC	online	10.1.26.198	02:2f:d1:ed:36:74	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
115	8359596	bem02c02m309	ASIC	online	10.1.27.17	3c:a3:08:4c:78:f3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
116	8362832	bem02c02m310	ASIC	online	10.1.27.224	02:2f:e3:e9:18:c2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
117	8362811	bem02c02m311	ASIC	online	10.1.27.73	02:97:2d:f8:2a:48	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
118	8362662	bem02c02m312	ASIC	online	10.1.26.179	02:2d:53:96:9b:51	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
119	8362668	bem02c02m313	ASIC	online	10.1.26.17	02:97:dd:e6:53:ef	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
120	8364759	bem02c02m314	ASIC	online	10.1.27.216	02:9d:8d:f0:7e:e1	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
121	8364771	bem02c02m315	ASIC	online	10.1.27.159	02:17:93:85:3d:6a	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
122	8362834	bem02c02m316	ASIC	online	10.1.27.75	02:07:af:db:72:c1	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
123	8362838	bem02c02m318	ASIC	online	10.1.27.51	02:0f:cf:e4:56:54	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
124	8362709	bem02c02m319	ASIC	online	10.1.26.221	02:bd:33:c4:26:c8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
125	8372280	bem02c02m320	ASIC	online	10.1.27.83	02:9f:ff:b0:f8:52	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
126	8364755	bem02c02m321	ASIC	online	10.1.27.222	02:15:35:56:87:22	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
127	8364758	bem02c02m322	ASIC	online	10.1.27.166	02:b7:6d:e3:85:c5	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
128	8362703	bem02c02m323	ASIC	online	10.1.26.213	02:8d:63:8a:e5:d1	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
129	8364739	bem02c02m324	ASIC	online	10.1.27.106	02:0d:79:b5:a1:6d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
130	8362831	bem02c02m326	ASIC	online	10.1.27.65	02:2d:eb:91:09:f2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
131	8362660	bem02c02m327	ASIC	online	10.1.26.133	02:1f:13:96:e3:f9	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
132	8364738	bem02c02m328	ASIC	online	10.1.27.146	02:2d:67:87:67:e7	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
133	8362897	bem02c02m329	ASIC	online	10.1.26.119	40:bd:32:17:c4:b2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
134	8364732	bem02c02m330	ASIC	online	10.1.27.118	02:2d:99:a5:ae:ee	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22

135	8362663	bem02c02m331	ASIC	online	10.1.26.131	02:8f:13:dd:de:67	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
136	8364726	bem02c02m332	ASIC	online	10.1.27.117	02:b7:87:e3:b0:c5	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
137	8362608	bem02c02m336	ASIC	online	10.1.27.99	94:e3:6d:f4:f7:d9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
138	8364775	bem02c02m346	ASIC	online	10.1.27.15	02:85:ff:ca:f5:7b	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
139	8362707	bem02c02m401	ASIC	online	10.1.26.249	02:a7:e3:ee:6f:73	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
140	8362830	bem02c02m404	ASIC	online	10.1.27.4	02:87:07:e7:4b:fb	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
141	8362669	bem02c02m405	ASIC	online	10.1.26.152	02:17:21:b3:69:e3	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
142	8362561	bem02c02m406	ASIC	online	10.1.27.254	60:b6:e1:15:91:c9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
143	8362713	bem02c02m407	ASIC	online	10.1.26.47	02:25:e7:f9:3c:77	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
144	8362828	bem02c02m408	ASIC	online	10.1.27.94	02:15:bb:c9:a4:c2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
145	8359472	bem02c02m410	ASIC	online	10.1.26.116	3c:a3:08:1e:6e:08	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
146	8362708	bem02c02m411	ASIC	online	10.1.26.235	02:b7:d7:fa:d7:67	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
147	8364799	bem02c02m412	ASIC	online	10.1.27.78	02:ad:a1:aa:b0:fb	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
148	8362837	bem02c02m413	ASIC	online	10.1.27.40	02:97:4f:ec:14:53	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
149	8362729	bem02c02m414	ASIC	online	10.1.26.94	02:3d:93:d9:ef:dd	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
150	8362712	bem02c02m416	ASIC	online	10.1.26.24	02:bf:8b:c4:1e:ed	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
151	8364735	bem02c02m418	ASIC	offline	192.168.11.6	02:27:71:89:a0:49	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.4
152	8359553	bem02c02m419	ASIC	online	10.1.27.161	60:b6:e1:15:a4:e3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
153	8359527	bem02c02m420	ASIC	online	10.1.27.107	60:b6:e1:12:13:2a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
154	8364766	bem02c02m421	ASIC	online	10.1.27.57	02:3f:d5:87:f9:c8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
155	8364741	bem02c02m422	ASIC	online	10.1.27.108	02:37:25:bc:dc:7f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
156	8362710	bem02c02m423	ASIC	online	10.1.26.41	02:b7:4d:b3:13:e5	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
157	8364768	bem02c02m424	ASIC	online	10.1.27.72	02:0f:d9:b5:97:d3	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
158	8364776	bem02c02m425	ASIC	online	10.1.27.217	02:97:1d:e3:e4:cb	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
159	8362666	bem02c02m426	ASIC	online	10.1.26.192	02:87:59:d1:d5:fd	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
160	8364734	bem02c02m427	ASIC	online	10.1.27.138	02:0f:41:c2:e5:f6	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
161	8364737	bem02c02m428	ASIC	online	10.1.26.130	02:b5:c7:fb:1c:54	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
162	8364777	bem02c02m429	ASIC	online	10.1.27.38	02:8f:2b:d3:0d:cf	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
163	8364756	bem02c02m430	ASIC	online	10.1.27.174	02:1f:89:a4:32:e9	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
164	8359607	bem02c02m431	ASIC	online	10.1.27.203	3c:a3:08:27:2f:2a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
165	8359559	bem02c02m432	ASIC	online	10.1.27.163	3c:a3:08:5f:48:2d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
166	8364767	bem02c02m433	ASIC	online	10.1.27.62	02:97:69:d5:0a:dc	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
167	8359608	bem02c02m434	ASIC	offline	10.1.27.30	60:b6:e1:15:91:87	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
168	8364727	bem02c02m443	ASIC	online	10.1.27.14	02:3f:99:b7:9c:68	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
169	8364729	bem02c02m444	ASIC	online	10.1.27.110	02:bf:4d:cc:ca:5d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
170	8362727	bem02c02m445	ASIC	online	10.1.26.62	02:15:05:be:fc:c7	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
171	8364778	bem02c02m446	ASIC	online	10.1.27.36	02:17:7b:e6:bb:73	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
172	8362730	bem02c02m447	ASIC	online	10.1.26.53	02:35:17:f0:70:e2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
173	8362706	bem02c02m448	ASIC	online	10.1.26.237	02:97:57:28:2e:86	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
174	8362714	bem02c02m502	ASIC	online	10.1.26.224	02:a5:7f:e7:f5:d7	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
175	8362705	bem02c02m503	ASIC	online	10.1.26.247	02:35:6d:60:71:a2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
176	8362715	bem02c02m504	ASIC	online	10.1.26.227	02:95:33:e4:d2:76	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
177	8362676	bem02c02m507	ASIC	online	10.1.26.31	02:0f:ef:e1:33:c4	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
178	8364752	bem02c02m509	ASIC	online	10.1.27.207	02:27:19:a2:1c:66	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
179	8362671	bem02c02m510	ASIC	online	10.1.26.139	02:97:cb:bb:e1:d4	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
180	8362711	bem02c02m511	ASIC	online	10.1.26.219	02:35:d3:aa:86:d8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
181	8359509	bem02c02m512	ASIC	offline	10.1.26.190	94:e3:6d:ca:02:33	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
182	8364757	bem02c02m513	ASIC	online	10.1.27.175	02:0f:ab:ca:a9:d4	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
183	8362674	bem02c02m514	ASIC	online	10.1.26.181	02:05:35:84:b3:5b	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
184	8362658	bem02c02m515	ASIC	online	10.1.26.160	02:85:ef:b7:1a:54	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
185	8359551	bem02c02m516	ASIC	online	10.1.27.155	94:e3:6d:e0:4f:05	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
186	8362556	bem02c02m517	ASIC	online	10.1.27.74	3c:a3:08:5c:64:c8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
187	8364754	bem02c02m518	ASIC	online	10.1.27.195	02:bf:31:d5:ad:60	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
188	8362667	bem02c02m519	ASIC	online	10.1.26.19	02:1d:4d:ed:f7:d8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
189	8362552	bem02c02m521	ASIC	online	10.1.27.95	50:33:8b:0c:14:ee	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
190	8359533	bem02c02m522	ASIC	online	10.1.26.86	94:e3:6d:bc:2d:e1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
191	8359471	bem02c02m523	ASIC	online	10.1.26.170	3c:a3:08:50:1d:81	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
192	8362564	bem02c02m525	ASIC	online	10.1.27.96	3c:a3:08:4d:52:4d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
193	8359570	bem02c02m526	ASIC	online	10.1.27.20	64:cf:d9:fa:f4:ee	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
194	8362562	bem02c02m527	ASIC	online	10.1.27.97	3c:a3:08:70:e2:92	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
195	8359597	bem02c02m528	ASIC	online	10.1.27.193	94:e3:6d:f2:a3:87	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
196	8359556	bem02c02m529	ASIC	online	10.1.27.153	3c:a3:08:5d:23:d1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
197	8359543	bem02c02m530	ASIC	offline	10.1.26.200	50:33:8b:53:bd:ac	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
198	8359532	bem02c02m531	ASIC	online	10.1.26.76	94:e3:6d:c8:6a:75	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
199	8364673	bem02c02m532	ASIC	online	10.1.27.202	3c:a3:08:6f:04:ed	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
200	8359535	bem02c02m533	ASIC	offline	10.1.26.250	3c:a3:08:50:47:33	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
201	8364667	bem02c02m534	ASIC	online	10.1.27.92	94:e3:6d:bc:dd:40	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
202	8359497	bem02c02m535	ASIC	online	10.1.26.115	3c:a3:08:51:4f:76	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
203	8362559	bem02c02m536	ASIC	online	10.1.27.243	64:cf:d9:f6:79:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

204	8362824	bem02c02m538	ASIC	online	10.1.27.237	02:a5:bd:b5:2a:f9	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
205	8364668	bem02c02m541	ASIC	offline	10.1.26.51	34:15:13:04:44:9f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
206	8362560	bem02c02m548	ASIC	online	10.1.27.85	3c:a3:08:24:a7:3e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
207	8364779	bem02c02m601	ASIC	online	10.1.27.53	02:37:19:d5:af:c8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
208	8362672	bem02c02m602	ASIC	online	10.1.26.177	02:07:55:f6:f6:d6	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
209	8364780	bem02c02m603	ASIC	online	10.1.27.199	02:bd:f5:ee:fc:58	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
210	8364781	bem02c02m604	ASIC	online	10.1.27.26	02:ad:9f:8d:97:d8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
211	8359587	bem02c02m606	ASIC	offline	10.1.26.111	64:cf:d9:fe:94:db	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
212	8364782	bem02c02m607	ASIC	online	10.1.27.180	02:3d:6d:fd:12:fc	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
213	8364728	bem02c02m608	ASIC	online	10.1.26.196	02:b5:d9:9a:cf:dc	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
214	8364730	bem02c02m609	ASIC	online	10.1.27.133	02:1d:35:96:b6:fc	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
215	8359613	bem02c02m610	ASIC	online	10.1.27.206	60:b6:e1:15:9c:40	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
216	8359504	bem02c02m611	ASIC	online	10.1.26.178	60:b6:e1:6d:3a:2b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
217	8736393	bem02c02m612	ASIC	online	10.1.27.19	3c:a3:08:50:05:6c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
218	8359531	bem02c02m613	ASIC	online	10.1.26.238	3c:a3:08:76:67:b4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
219	8362900	bem02c02m614	ASIC	online	10.1.26.197	3c:a3:08:74:cb:fa	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
220	8359495	bem02c02m615	ASIC	online	10.1.26.176	3c:a3:08:77:2f:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
221	8364783	bem02c02m616	ASIC	online	10.1.27.30	02:37:dd:89:a1:5f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
222	8362673	bem02c02m617	ASIC	online	10.1.26.117	02:3d:f9:c0:a6:7e	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
223	8364784	bem02c02m618	ASIC	online	10.1.27.200	02:b5:63:11:eb:9f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
224	8359610	bem02c02m619	ASIC	online	10.1.27.218	50:33:8b:0f:4f:05	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
225	8359575	bem02c02m621	ASIC	offline	10.1.27.165	f4:84:4c:0d:57:14	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
226	8736396	bem02c02m623	ASIC	online	10.1.27.52	3c:a3:08:6c:26:ec	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
227	8372291	bem02c02m625	ASIC	online	10.1.27.123	94:e3:6d:f8:f8:74	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
228	8359569	bem02c02m626	ASIC	online	10.1.27.164	60:b6:e1:12:13:63	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
229	8372289	bem02c02m627	ASIC	online	10.1.27.247	64:cf:d9:d0:af:08	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
230	8372290	bem02c02m628	ASIC	online	10.1.26.230	3c:a3:08:57:d9:28	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
231	8359496	bem02c02m629	ASIC	online	10.1.26.172	3c:a3:08:47:87:b6	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
232	8359530	bem02c02m630	ASIC	online	10.1.26.248	18:93:d7:ef:c9:09	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
233	8359498	bem02c02m631	ASIC	online	10.1.26.134	3c:a3:08:5e:44:a0	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
234	8364666	bem02c02m633	ASIC	online	10.1.27.144	3c:a3:08:50:42:c4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
235	8359484	bem02c02m634	ASIC	offline	10.1.26.88	94:e3:6d:e0:a2:3f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
236	8364731	bem02c02m635	ASIC	online	10.1.26.156	02:af:01:50:24:3d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
237	8364733	bem02c02m636	ASIC	online	10.1.26.210	02:9d:25:b6:d6:71	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
238	8359487	bem02c02m637	ASIC	online	10.1.26.124	94:e3:6d:b7:02:2a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
239	8362728	bem02c02m638	ASIC	online	10.1.26.74	02:17:8b:26:95:1c	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
240	8362816	bem02c02m643	ASIC	online	10.1.27.89	02:05:c5:a0:8f:db	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
241	8359502	bem02c02m644	ASIC	online	10.1.26.114	60:b6:e1:17:de:ad	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
242	8359616	bem02c02m645	ASIC	online	10.1.27.233	40:bd:32:15:87:61	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
243	8359534	bem02c02m646	ASIC	online	10.1.26.46	3c:a3:08:5b:25:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
244	8362609	bem02c02m647	ASIC	online	10.1.27.64	3c:a3:08:4c:cb:48	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
245	8364785	bem02c02m648	ASIC	online	10.1.27.191	02:07:97:82:da:fe	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
246	8359529	bem02c02m702	ASIC	online	10.1.26.26	3c:a3:08:4c:fb:1a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
247	8364736	bem02c02m706	ASIC	online	10.1.27.150	02:2f:6d:cc:cf:72	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
248	8359500	bem02c02m708	ASIC	online	10.1.26.163	64:cf:d9:f5:cb:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
249	8364702	bem02c02m709	ASIC	online	10.1.27.49	3c:a3:08:48:cf:b6	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
250	8359503	bem02c02m710	ASIC	online	10.1.26.112	3c:a3:08:6e:44:3c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
251	8359609	bem02c02m712	ASIC	online	10.1.27.201	3c:a3:08:69:b1:8b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
252	8359486	bem02c02m713	ASIC	offline	10.1.26.145	3c:a3:08:48:dd:c1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
253	8359594	bem02c02m715	ASIC	online	10.1.27.2	3c:a3:08:5d:28:3f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
254	8359537	bem02c02m716	ASIC	online	10.1.26.54	3c:a3:08:6d:66:8b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
255	8362570	bem02c02m717	ASIC	online	10.1.27.80	f4:e1:1e:4f:e1:f9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
256	8362913	bem02c02m717	ASIC	online	10.1.26.122	64:cf:d9:f6:8a:63	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
257	8362665	bem02c02m719	ASIC	online	10.1.26.105	02:9f:8d:bc:bc:c6	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
258	8359488	bem02c02m720	ASIC	online	10.1.26.229	3c:a3:08:4d:8d:72	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
259	8359480	bem02c02m721	ASIC	online	10.1.26.16	40:bd:32:1d:59:8a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
260	8359611	bem02c02m722	ASIC	online	10.1.27.229	18:93:d7:f0:42:6c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
261	8359585	bem02c02m723	ASIC	online	10.1.26.77	3c:a3:08:52:e2:17	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
262	8362574	bem02c02m724	ASIC	online	10.1.27.41	34:15:13:0e:bb:bd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
263	8359617	bem02c02m725	ASIC	online	10.1.27.105	f0:45:da:60:61:5c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
264	8359624	bem02c02m728	ASIC	online	10.1.26.70	94:e3:6d:e1:3a:ee	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
265	8359485	bem02c02m729	ASIC	online	10.1.26.186	0c:ae:7d:2b:c6:91	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
266	8359574	bem02c02m730	ASIC	offline	10.1.27.15	9c:1d:58:eb:06:a3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
267	8362578	bem02c02m731	ASIC	online	10.1.27.37	3c:a3:08:6e:b0:2d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
268	8736399	bem02c02m732	ASIC	online	10.1.27.170	34:15:13:8c:9d:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
269	8359558	bem02c02m733	ASIC	online	10.1.27.125	9c:1d:58:ed:c1:5d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
270	8362810	bem02c02m735	ASIC	online	10.1.27.43	02:85:2d:f1:00:fd	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
271	8362904	bem02c02m802	ASIC	offline	10.1.26.30	3c:a3:08:48:a5:a0	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
272	8359615	bem02c02m803	ASIC	online	10.1.27.219	3c:a3:08:24:62:18	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

273	8359618	bem02c02m804	ASIC	offline	10.1.26.25	18:93:d7:f0:58:1a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
274	8359605	bem02c02m805	ASIC	offline	-	-	-	-	-	-		-	-
275	8362573	bem02c02m806	ASIC	online	10.1.27.34	c4:f3:12:65:ac:18	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
276	8372248	bem02c02m807	ASIC	online	10.1.27.139	c4:f3:12:01:ed:c2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
277	8359619	bem02c02m808	ASIC	online	10.1.27.147	9c:1d:58:eb:11:38	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
278	8364765	bem02c02m809	ASIC	online	10.1.27.42	02:87:cd:aa:fe:7d	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
279	8736400	bem02c02m809	ASIC	offline	10.1.26.169	18:93:d7:fd:b2:8b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
280	8362575	bem02c02m810	ASIC	online	10.1.27.241	3c:a3:08:57:0d:05	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
281	8362568	bem02c02m811	ASIC	offline	10.1.26.120	0c:ae:7d:56:f2:94	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
282	8364704	bem02c02m812	ASIC	online	10.1.27.48	40:bd:32:01:77:60	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
283	8359538	bem02c02m813	ASIC	online	10.1.26.28	f4:84:4c:15:f6:8e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
284	8359580	bem02c02m814	ASIC	online	10.1.27.183	50:33:8b:02:35:6f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
285	8364705	bem02c02m815	ASIC	offline	10.1.26.134	50:33:8b:44:22:24	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
286	8362576	bem02c02m816	ASIC	online	10.1.27.77	94:e3:6d:df:df:b0	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
287	8364670	bem02c02m817	ASIC	online	10.1.27.28	34:15:13:0c:a7:a6	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
288	8359573	bem02c02m818	ASIC	online	10.1.27.145	94:e3:6d:fc:fc:e4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
289	8359483	bem02c02m819	ASIC	online	10.1.26.148	60:b6:e1:17:d9:ca	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
290	8359604	bem02c02m820	ASIC	offline	10.1.26.135	18:93:d7:f4:31:e6	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
291	8359490	bem02c02m821	ASIC	online	10.1.26.137	64:cf:d9:66:fb:8e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
292	8359505	bem02c02m822	ASIC	online	10.1.26.106	f4:84:4c:ff:b8:bc	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
293	8359572	bem02c02m824	ASIC	online	10.1.27.135	3c:a3:08:16:c0:cd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
294	8362717	bem02c02m825	ASIC	online	10.1.26.253	02:f4:82:bd:7c:dd	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
295	8359541	bem02c02m827	ASIC	online	10.1.26.43	3c:a3:08:77:d9:c3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
296	8359595	bem02c02m827	ASIC	online	10.1.27.196	34:15:13:07:f0:83	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
297	8359542	bem02c02m830	ASIC	online	10.1.26.87	94:e3:6d:dc:ab:5d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
298	8736401	bem02c02m831	ASIC	online	10.1.26.187	94:e3:6d:f5:d7:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
299	8362572	bem02c02m832	ASIC	online	10.1.27.27	40:bd:32:1e:ed:f7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
300	8364708	bem02c02m832	ASIC	online	10.1.27.93	64:cf:d9:62:cc:22	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
301	8362577	bem02c02m833	ASIC	offline	10.1.27.13	3c:a3:08:48:cf:a1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
302	8362902	bem02c02m834	ASIC	online	10.1.26.239	64:cf:d9:40:57:b1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
303	8364665	bem02c02m839	ASIC	online	10.1.27.22	94:e3:6d:c9:80:88	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
304	8359540	bem02c02m840	ASIC	online	10.1.27.111	94:e3:6d:b9:22:6e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
305	8362571	bem02c02m841	ASIC	online	10.1.27.33	3c:a3:08:25:5f:85	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
306	8359576	bem02c02m842	ASIC	online	10.1.27.128	3c:a3:08:4b:56:e1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
307	8362569	bem02c02m843	ASIC	online	10.1.27.251	3c:a3:08:4f:c1:eb	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
308	8359571	bem02c02m845	ASIC	online	10.1.27.126	c4:f3:12:00:d9:a7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
309	8359489	bem02c02m846	ASIC	online	10.1.26.113	94:e3:6d:d9:b4:f3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
310	10389087	bem02hv01	DEVICE	offline	10.1.20.140	5c:ba:2c:0b:3c:c8	-	ProLiant DL20 Gen10 Plus	HPE	Intel(R) Xeon(R) E-2336 CPU @ 2.90GHz		-	-
311	8359544	bem02noname003	ASIC	online	10.1.26.36	f4:84:4c:0d:0c:3b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
312	10389094	c01m136	ASIC	online	10.1.27.50	3c:a3:08:6a:ba:5c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
313	10389093	c01m202	ASIC	online	10.1.27.184	3c:a3:08:69:14:a5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
314	10389091	c01m206	ASIC	online	10.1.26.78	3c:a3:08:5e:3f:64	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
315	10389089	c02m239	ASIC	offline	10.1.26.42	02:4C:A4:B3:39:E7	-	BHB42651 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jun 9 13:22:51 CST 2022
316	10389099	c02m317	ASIC	offline	10.1.26.104	02:3F:DF:37:A8:0C	-	BHB42631 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
317	10389096	c02m326	ASIC	offline	10.1.26.228	02:0D:CB:3C:29:52	-	BHB42631 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
318	10389088	c02m415	ASIC	offline	10.1.26.34	02:27:BD:63:50:54	-	BHB42631 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
319	10389092	c02m417	ASIC	offline	10.1.26.206	02:B5:BB:6E:67:EC	-	BHB42631 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
320	10389095	c02m428	ASIC	offline	10.1.27.252	02:35:67:13:CF:69	-	BHB42631 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
321	10389097	c02m535	ASIC	offline	10.1.27.35	02:97:45:0E:D1:4F	-	BHB42631 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
322	10389098	c02m612	ASIC	offline	10.1.27.236	02:2D:BF:A8:36:E7	-	BHB42603 (126 chips)	Amlogic	-		Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Jan 20 17:33:48 CST 2022
323	10389090	c02m707	ASIC	online	10.1.26.135	02:af:4d:57:5a:b3	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1550) 1.6.0.38 stable

Container 1 -- Rosebud ASIC Mining Equipment

Count	id	name	platform	offline/online	ip	mac	cpu id	motherboard	mb manufacturer	cpu model	asic model	linux kernel
1	8354820	Antminer	ASIC	online	10.1.22.23	64:cf:d9:ef:2f:2e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
2	8355783	Antminer	ASIC	online	10.1.23.43	60:b6:e1:17:bd:7d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
3	8359348	Antminer	ASIC	online	10.1.23.241	c4:f3:12:c3:e3:70	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
4	8372202	Antminer	ASIC	offline	10.1.22.164	60:b6:e1:17:c2:2d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
5	8366814	asic15AD35	ASIC	offline	10.1.23.107	02:7c:e3:15:ad:35	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.12
6	10388804	asic89D587	ASIC	online	10.1.22.65	3c:a3:08:75:ca:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
7	8357342	bem01c01m001	ASIC	online	10.1.22.213	94:e3:6d:d9:9d:77	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
8	8356318	bem01c01m009	ASIC	online	10.1.22.92	60:b6:e1:17:d9:91	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
9	8357361	bem01c01m012	ASIC	online	10.1.23.8	f4:84:4c:34:38:21	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
10	8350425	bem01c01m013	ASIC	online	10.1.23.199	02:97:b3:de:79:f1	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
11	8359349	bem01c01m016	ASIC	online	10.1.23.244	50:33:8b:0b:85:ce	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
12	8357434	bem01c01m017	ASIC	online	10.1.23.117	34:15:13:8a:29:63	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
13	8357353	bem01c01m018	ASIC	offline	10.1.22.230	3c:a3:08:4d:e3:66	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
14	8359323	bem01c01m024	ASIC	online	10.1.23.101	64:cf:d9:47:bd:98	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
15	8357366	bem01c01m025	ASIC	online	10.1.22.245	64:cf:d9:e2:08:c2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
16	8356855	bem01c01m026	ASIC	online	10.1.22.136	3c:a3:08:76:06:b4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
17	8359326	bem01c01m027	ASIC	online	10.1.23.92	94:e3:6d:d9:15:db	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
18	8356995	bem01c01m029	ASIC	online	10.1.22.199	3c:a3:08:50:dd:95	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
19	8357400	bem01c01m030	ASIC	online	10.1.23.72	64:cf:d9:62:94:39	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
20	8356281	bem01c01m031	ASIC	online	10.1.22.35	94:e3:6d:be:cb:17	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
21	8356649	bem01c01m032	ASIC	online	10.1.22.115	3c:a3:08:5d:f0:78	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
22	8357390	bem01c01m033	ASIC	online	10.1.23.50	94:e3:6d:cd:39:ad	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
23	8357438	bem01c01m035	ASIC	offline	10.1.22.179	94:e3:6d:c8:ba:04	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
24	8366935	bem01c01m072	ASIC	online	10.1.27.227	3c:a3:08:75:5c:14	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
25	8739707	bem01c01m100	ASIC	online	10.1.23.201	94:e3:6d:f5:66:a9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
26	8366774	bem01c01m137	ASIC	offline	10.1.22.147	94:e3:6d:e0:72:30	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
27	8366770	bem01c01m142	ASIC	online	10.1.23.100	3c:a3:08:6f:b6:0d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
28	8366781	bem01c01m143	ASIC	online	10.1.23.227	3c:a3:08:1f:15:b5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
29	8366784	bem01c01m144	ASIC	online	10.1.23.90	3c:a3:08:28:2c:df	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
30	8366773	bem01c01m145	ASIC	online	10.1.23.162	34:15:13:0b:63:25	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
31	8365955	bem01c01m146	ASIC	offline	10.1.23.54	64:cf:d9:e4:d1:4b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
32	8366769	bem01c01m147	ASIC	offline	10.1.22.196	94:e3:6d:c8:d8:61	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
33	8366707	bem01c01m148	ASIC	online	10.1.22.162	3c:a3:08:4b:65:12	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
34	8366738	bem01c01m149	ASIC	online	10.1.22.240	18:93:d7:ce:bf:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
35	8366711	bem01c01m150	ASIC	online	10.1.22.98	3c:a3:08:4a:ba:2c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
36	8366708	bem01c01m151	ASIC	online	10.1.22.229	94:e3:6d:cb:c0:f1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
37	8366789	bem01c01m155	ASIC	online	10.1.23.208	60:b6:e1:15:9c:43	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
38	8365965	bem01c01m158	ASIC	offline	10.1.22.104	c4:f3:12:6f:9e:7c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
39	8365962	bem01c01m161b	ASIC	online	10.1.22.26	3c:a3:08:5a:f9:9b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
40	8366816	bem01c01m164	ASIC	online	10.1.23.84	02:46:69:35:dc:95	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
41	8366772	bem01c01m165	ASIC	offline	10.1.22.139	3c:a3:08:61:4b:c3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
42	8366788	bem01c01m168	ASIC	online	10.1.23.207	3c:a3:08:4f:fe:98	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
43	8366782	bem01c01m169	ASIC	online	10.1.23.128	3c:a3:08:75:8c:a9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
44	8366815	bem01c01m172	ASIC	online	10.1.23.195	02:27:c5:e6:95:db	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
45	8366747	bem01c01m173	ASIC	offline	10.1.23.54	64:cf:d9:83:1d:5e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
46	8365964	bem01c01m174	ASIC	online	10.1.22.30	f4:84:4c:31:62:9c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
47	8739751	bem01c01m175	ASIC	online	10.1.23.233	f4:84:4c:22:bd:b5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
48	8366771	bem01c01m182	ASIC	offline	10.1.22.222	3c:a3:08:47:15:9c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
49	8366743	bem01c01m187	ASIC	online	10.1.23.7	34:15:13:0a:25:19	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
50	8366775	bem01c01m189	ASIC	online	10.1.23.108	3c:a3:08:48:c5:e7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
51	8366706	bem01c01m190	ASIC	online	10.1.22.164	3c:a3:08:6b:72:47	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
52	8366737	bem01c01m191	ASIC	online	10.1.23.47	3c:a3:08:4c:01:36	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
53	8366703	bem01c01m193	ASIC	online	10.1.22.215	64:cf:d9:4e:1e:df	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
54	8366740	bem01c01m194	ASIC	online	10.1.22.111	64:cf:d9:d6:f1:35	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
55	8366702	bem01c01m195	ASIC	online	10.1.22.181	34:15:13:06:70:26	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
56	8359293	bem02c01m101	ASIC	online	10.1.22.145	94:e3:6d:ae:10:e1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
57	8359291	bem02c01m103	ASIC	online	10.1.22.120	3c:a3:08:5b:81:7b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
58	8359378	bem02c01m104	ASIC	online	10.1.22.188	3c:a3:08:4f:72:ed	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
59	8359385	bem02c01m105	ASIC	online	10.1.23.216	94:e3:6d:fb:c1:8d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
60	8359296	bem02c01m107	ASIC	offline	10.1.23.11	3c:a3:08:4d:4b:52	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
61	8359346	bem02c01m108	ASIC	online	10.1.23.210	94:e3:6d:d8:36:49	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
62	8359290	bem02c01m109	ASIC	online	10.1.22.54	64:cf:d9:81:3d:f1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
63	8359389	bem02c01m110	ASIC	offline	10.1.23.3	34:15:13:08:aa:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
64	8359343	bem02c01m111	ASIC	online	10.1.23.220	94:e3:6d:c9:21:e7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
65	8359324	bem02c01m112	ASIC	online	10.1.23.59	3c:a3:08:68:a0:b8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

66	8359325	bem02c01m113	ASIC	online	10.1.23.110	3c:a3:08:76:f2:30	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
67	8359394	bem02c01m114	ASIC	online	10.1.22.247	74:e1:82:5e:51:4f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
68	8359297	bem02c01m115	ASIC	online	10.1.22.198	94:e3:6d:fa:f5:e4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
69	8359322	bem02c01m116	ASIC	online	10.1.23.79	3c:a3:08:4f:28:d2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
70	8359327	bem02c01m117	ASIC	online	10.1.23.120	3c:a3:08:66:19:79	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
71	8359342	bem02c01m118	ASIC	offline	192.168.11.2	94:e3:6d:b9:7e:4b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
72	8365961	bem02c01m119	ASIC	online	10.1.22.87	3c:a3:08:5f:1b:a9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
73	8366793	bem02c01m120	ASIC	online	10.1.23.173	94:e3:6d:bc:c4:77	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
74	8359328	bem02c01m121	ASIC	offline	10.1.23.64	c4:f3:12:ea:a9:0d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
75	8359344	bem02c01m122	ASIC	online	10.1.23.139	3c:a3:08:65:da:25	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
76	8359392	bem02c01m123	ASIC	online	10.1.23.37	3c:a3:08:59:9b:e9	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
77	8359405	bem02c01m124	ASIC	online	10.1.22.121	3c:a3:08:77:33:cb	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
78	8359350	bem02c01m125	ASIC	online	10.1.23.182	f4:84:4c:07:a7:93	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
79	8359294	bem02c01m126	ASIC	online	10.1.22.155	64:cf:d9:e8:8c:05	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
80	8359347	bem02c01m127	ASIC	offline	10.1.22.203	94:e3:6d:e1:9f:1a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
81	8359362	bem02c01m129	ASIC	online	10.1.23.64	3c:a3:08:76:2c:68	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
82	8372153	bem02c01m130	ASIC	online	10.1.23.189	50:33:8b:4e:86:da	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
83	8359361	bem02c01m131	ASIC	offline	10.1.23.103	3c:a3:08:4d:ee:c7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
84	8359360	bem02c01m132	ASIC	online	10.1.23.132	3c:a3:08:5a:b1:90	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
85	8359292	bem02c01m133	ASIC	online	10.1.23.34	3c:a3:08:57:92:83	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
86	8359295	bem02c01m134	ASIC	online	10.1.22.253	64:cf:d9:e7:32:12	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
87	8359359	bem02c01m135	ASIC	online	10.1.23.212	50:33:8b:02:5d:b4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
88	8359402	bem02c01m136	ASIC	online	10.1.23.213	94:e3:6d:ba:56:3c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
89	8359409	bem02c01m142	ASIC	online	10.1.22.193	3c:a3:08:1e:22:6f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
90	8366736	bem02c01m176	ASIC	offline	192.168.12.9	60:b6:e1:6d:58:be	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.14
91	8357445	bem02c01m201	ASIC	offline	10.1.23.69	94:e3:6d:fc:29:6d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
92	8355649	bem02c01m205	ASIC	online	10.1.22.183	3c:a3:08:1c:3f:f0	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
93	8356286	bem02c01m207	ASIC	online	10.1.22.43	3c:a3:08:4b:e5:e2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
94	8355992	bem02c01m208	ASIC	online	10.1.23.234	3c:a3:08:1c:9a:26	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
95	8357367	bem02c01m209	ASIC	online	10.1.22.244	c4:f3:12:01:8c:93	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
96	8356396	bem02c01m210	ASIC	online	10.1.22.103	3c:a3:08:60:bd:8e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
97	8357094	bem02c01m211	ASIC	online	10.1.22.139	3c:a3:08:5b:30:a2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
98	8355991	bem02c01m212	ASIC	online	10.1.23.226	c4:f3:12:d8:28:06	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
99	8357403	bem02c01m214	ASIC	online	10.1.23.67	3c:a3:08:5c:d9:6e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
100	8357471	bem02c01m215	ASIC	online	10.1.23.119	94:e3:6d:cc:e5:da	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
101	8359370	bem02c01m216	ASIC	online	10.1.23.20	94:e3:6d:b8:16:d5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
102	8355727	bem02c01m217	ASIC	online	10.1.22.243	94:e3:6d:f3:14:52	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
103	8357364	bem02c01m218	ASIC	online	10.1.22.254	3c:a3:08:5e:28:36	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
104	8356653	bem02c01m219	ASIC	online	10.1.22.116	3c:a3:08:73:cb:ae	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
105	8357392	bem02c01m222	ASIC	online	10.1.23.18	3c:a3:08:5a:f8:02	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
106	8357424	bem02c01m223	ASIC	online	10.1.23.97	94:e3:6d:f3:1b:00	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
107	8356848	bem02c01m225	ASIC	online	10.1.22.144	64:cf:d9:d7:3c:00	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
108	8357454	bem02c01m226	ASIC	online	10.1.23.169	64:cf:d9:83:b7:18	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
109	8357393	bem02c01m227	ASIC	offline	10.1.23.52	74:e1:82:a9:db:6f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
110	8356319	bem02c01m228	ASIC	online	10.1.22.74	3c:a3:08:59:7c:53	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
111	8357391	bem02c01m230	ASIC	online	10.1.22.248	64:cf:d9:e7:21:bf	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
112	8350373	bem02c01m231	ASIC	online	10.1.23.9	02:07:87:9a:df:fd	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
113	8356388	bem02c01m232	ASIC	online	10.1.22.137	3c:a3:08:68:e6:4c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
114	8357349	bem02c01m233	ASIC	online	10.1.22.239	64:cf:d9:4e:52:66	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
115	8357482	bem02c01m234	ASIC	online	10.1.23.200	94:e3:6d:df:43:f2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
116	8356393	bem02c01m301	ASIC	online	10.1.22.105	94:e3:6d:c8:a1:c8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
117	8357369	bem02c01m302	ASIC	offline	10.1.23.95	74:e1:82:ae:b8:00	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
118	8355731	bem02c01m303	ASIC	online	10.1.22.236	94:e3:6d:ae:fa:96	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
119	8355875	bem02c01m304	ASIC	online	10.1.23.52	c4:f3:12:01:4a:f3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
120	8356854	bem02c01m305	ASIC	online	10.1.22.119	3c:a3:08:6f:8a:84	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
121	8355780	bem02c01m308	ASIC	online	10.1.23.58	94:e3:6d:d9:30:0c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
122	8356395	bem02c01m310	ASIC	offline	10.1.23.8	94:e3:6d:bc:ad:3d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
123	8357429	bem02c01m311	ASIC	online	10.1.23.113	64:cf:d9:81:ca:61	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
124	8356651	bem02c01m312	ASIC	online	10.1.22.125	94:e3:6d:f1:fa:cd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
125	8357344	bem02c01m315	ASIC	online	10.1.22.204	3c:a3:08:4e:73:9f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
126	8357485	bem02c01m316	ASIC	online	10.1.23.225	50:33:8b:03:ff:96	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
127	8355948	bem02c01m317	ASIC	online	10.1.23.95	50:33:8b:51:d1:b7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
128	8355951	bem02c01m319	ASIC	online	10.1.23.148	3c:a3:08:50:ac:cd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
129	8355599	bem02c01m320	ASIC	offline	10.1.23.9	64:cf:d9:e6:f6:09	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
130	8357386	bem02c01m321	ASIC	online	10.1.23.35	c4:f3:12:9c:dd:c4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
131	9109466	bem02c01m322	ASIC	online	10.1.23.240	94:e3:6d:e1:ff:a1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
132	8355782	bem02c01m323	ASIC	online	10.1.23.11	64:cf:d9:41:39:aa	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
133	8357469	bem02c01m324	ASIC	online	10.1.23.81	94:e3:6d:dd:02:45	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
134	8357452	bem02c01m330	ASIC	online	10.1.23.161	50:33:8b:03:85:a3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

135	8355702	bem02c01m331	ASIC	online	10.1.22.172	64:cf:d9:6f:17:d3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
136	8356390	bem02c01m332	ASIC	offline	10.1.22.246	64:cf:d9:46:55:c5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
137	8357346	bem02c01m333	ASIC	online	10.1.22.221	64:cf:d9:e6:f6:57	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
138	8357405	bem02c01m336	ASIC	offline	10.1.23.62	64:cf:d9:4e:3e:a1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
139	8356849	bem02c01m337	ASIC	online	10.1.22.147	3c:a3:08:53:37:11	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
140	8357449	bem02c01m338	ASIC	online	10.1.23.134	34:15:13:0c:62:67	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
141	9109459	bem02c01m339	ASIC	online	10.1.23.60	02:ee:35:3d:d6:83	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
142	8739709	bem02c01m343	ASIC	online	10.1.23.88	94:e3:6d:b5:17:c5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
143	8357348	bem02c01m401	ASIC	offline	10.1.22.126	3c:a3:08:22:69:45	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
144	8359351	bem02c01m402	ASIC	online	10.1.22.250	3c:a3:08:53:91:d2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
145	8357363	bem02c01m405	ASIC	online	10.1.22.251	94:e3:6d:bf:17:2e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
146	8357352	bem02c01m406	ASIC	online	10.1.22.211	94:e3:6d:e0:47:61	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
147	8356320	bem02c01m407	ASIC	offline	10.1.22.152	c4:f3:12:70:0d:05	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
148	8356853	bem02c01m408	ASIC	online	10.1.22.118	3c:a3:08:5f:26:6f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
149	8357472	bem02c01m409	ASIC	offline	10.1.23.122	3c:a3:08:46:d5:ab	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
150	8356280	bem02c01m412	ASIC	online	10.1.22.70	3c:a3:08:1c:77:53	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
151	8356314	bem02c01m415	ASIC	online	10.1.22.76	3c:a3:08:6c:02:44	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
152	8356992	bem02c01m416	ASIC	online	10.1.22.185	34:15:13:04:19:a3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
153	8357427	bem02c01m417	ASIC	online	10.1.23.103	64:cf:d9:f7:b4:a7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
154	8355931	bem02c01m420	ASIC	offline	10.1.23.98	3c:a3:08:51:3e:27	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
155	8355596	bem02c01m421	ASIC	online	10.1.22.77	64:cf:d9:e8:7f:d5	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
156	9109470	bem02c01m423	ASIC	online	10.1.22.230	3c:a3:08:4f:b5:92	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
157	8356287	bem02c01m425	ASIC	online	10.1.22.66	3c:a3:08:58:17:4f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
158	8356994	bem02c01m426	ASIC	online	10.1.22.175	94:e3:6d:f2:23:23	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
159	8357389	bem02c01m428	ASIC	online	10.1.23.51	94:e3:6d:ff:46:89	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
160	8357436	bem02c01m429	ASIC	online	10.1.23.118	3c:a3:08:1c:56:9a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
161	8357435	bem02c01m430	ASIC	online	10.1.23.123	94:e3:6d:ca:b3:b7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
162	8357425	bem02c01m431	ASIC	online	10.1.23.93	64:cf:d9:fa:d8:56	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
163	8357439	bem02c01m432	ASIC	online	10.1.23.125	64:cf:d9:83:e3:7c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
164	8357428	bem02c01m433	ASIC	online	10.1.23.102	50:33:8b:03:cb:af	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
165	8355564	bem02c01m434	ASIC	online	10.1.22.22	64:cf:d9:80:76:47	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
166	8355974	bem02c01m435	ASIC	online	10.1.23.202	64:cf:d9:47:54:9b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
167	8366812	bem02c01m436	ASIC	online	10.1.22.242	e8:f0:f0:4b:7f:a3	-	Antminer S19	Xilinx	ARMv7 Processor rev 0 (v7l)	Xilinx Zynq Platform	Antminer S19 Hiveon	4.6.0-xilinx-g03c746f7 (0.1-13-dev1544) signed 1.6.0.22
168	8357354	bem02c01m437	ASIC	offline	10.1.22.200	34:15:13:0c:89:34	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
169	8355725	bem02c01m438	ASIC	online	10.1.22.128	18:93:d7:c4:73:78	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
170	8366780	bem02c01m448	ASIC	online	10.1.23.219	3c:a3:08:74:e4:35	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
171	8350421	bem02c01m501	ASIC	online	10.1.23.235	02:74:3b:01:67:bb	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
172	8350257	bem02c01m502	ASIC	online	10.1.22.75	02:0f:b3:cb:6a:59	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
173	8350419	bem02c01m503	ASIC	online	10.1.23.221	02:a5:65:bf:65:73	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
174	8366787	bem02c01m504	ASIC	online	10.1.23.243	60:b6:e1:17:c9:89	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
175	8350342	bem02c01m505	ASIC	online	10.1.22.135	02:ad:fb:cf:ea:f7	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
176	8365957	bem02.c01m507	ASIC	offline	10.1.22.198	94:e3:6d:bc:bc:04	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
177	8350263	bem02c01m508	ASIC	online	10.1.22.53	02:d6:8d:21:3e:90	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
178	8350415	bem02c01m509	ASIC	online	10.1.23.249	02:95:e7:a9:d6:f3	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
179	8365985	bem02c01m510	ASIC	online	10.1.22.48	34:15:13:0b:c9:43	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
180	8366744	bem02c01m512	ASIC	online	10.1.23.74	60:b6:e1:6d:2c:51	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
181	8350380	bem02c01m513	ASIC	online	10.1.23.96	02:2f:cf:f4:f2:e1	-	Antminer S19JPRO	Amlogic	Amlogic		Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
182	8365980	bem02c01m514	ASIC	online	10.1.22.67	94:e3:6d:cb:8e:1b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
183	8366739	bem02c01m515	ASIC	online	10.1.23.53	64:cf:d9:65:e8:cf	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
184	8366709	bem02c01m516	ASIC	online	10.1.22.170	3c:a3:08:5d:a9:cc	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
185	8366705	bem02c01m517	ASIC	online	10.1.22.173	c4:f3:12:6f:1c:71	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
186	8366785	bem02c01m518	ASIC	online	10.1.23.179	3c:a3:08:5b:7f:89	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
187	8366710	bem02c01m519	ASIC	online	10.1.22.190	34:15:13:0f:92:88	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
188	8366791	bem02c01m520	ASIC	online	10.1.23.155	3c:a3:08:68:ba:cf	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
189	8366783	bem02c01m521	ASIC	online	10.1.23.218	64:cf:d9:68:7f:f6	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
190	8365954	bem02c01m522	ASIC	online	10.1.22.25	64:cf:d9:eb:c5:da	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
191	8365956	bem02c01m523	ASIC	online	10.1.22.50	64:cf:d9:ca:bd:c8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
192	8366742	bem02c01m524	ASIC	online	10.1.22.255	3c:a3:08:57:5f:8f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
193	8366790	bem02c01m525	ASIC	online	10.1.23.145	3c:a3:08:76:3b:c7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
194	8365972	bem02c01m526	ASIC	online	10.1.22.82	94:e3:6d:ae:fe:65	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
195	8366741	bem02c01m527	ASIC	online	10.1.23.70	3c:a3:08:5c:b6:4e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
196	8366745	bem02c01m529	ASIC	online	10.1.22.89	c4:f3:12:6f:08:0a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
197	8365984	bem02c01m530	ASIC	online	10.1.22.38	3c:a3:08:59:d2:21	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
198	8366735	bem02c01m531	ASIC	offline	-	-	-	-	-	-		-	-
199	8365981	bem02c01m534	ASIC	online	10.1.22.46	3c:a3:08:76:15:6b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
200	8366746	bem02c01m537	ASIC	offline	-	-	-	-	-	-		-	-
201	8365983	bem02c01m538	ASIC	online	10.1.22.18	3c:a3:08:5d:07:5a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
202	8366768	bem02c01m544	ASIC	online	10.1.23.176	50:33:8b:3a:9d:18	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
203	8356647	bem02c01m602	ASIC	online	10.1.22.117	3c:a3:08:1c:c4:07	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l)	Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22

204	8350388	bem02c01m603	ASIC	online	10.1.23.157	02:bf:2f:f6:18:f6	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
205	8350379	bem02c01m606	ASIC	online	10.1.23.91	02:2d:01:f3:bf:62	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
206	8359372	bem02c01m607	ASIC	online	10.1.23.247	60:b6:e1:15:91:c3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
207	8357461	bem02c01m608	ASIC	online	10.1.23.175	94:e3:6d:c8:ba:31	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
208	8357451	bem02c01m609	ASIC	online	10.1.23.170	3c:a3:08:47:5c:c1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
209	8355945	bem02c01m610	ASIC	online	10.1.23.135	60:b6:e1:19:5f:0d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
210	8350378	bem02c01m611	ASIC	online	10.1.23.89	02:8f:2f:e9:f6:55	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
211	8357362	bem02c01m612	ASIC	offline	10.1.22.140	3c:a3:08:50:1f:2b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
212	8357473	bem02c01m613	ASIC	online	10.1.23.186	60:b6:e1:19:5f:40	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
213	8350353	bem02c01m614	ASIC	online	10.1.22.235	02:ec:03:04:8e:1f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
214	8357341	bem02c01m615	ASIC	online	10.1.22.220	64:cf:d9:50:d4:ca	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
215	8356278	bem02c01m616	ASIC	online	10.1.22.12	60:b6:e1:15:9c:73	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
216	8350420	bem02c01m618	ASIC	online	10.1.23.252	02:1d:11:bc:c5:54	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
217	8357421	bem02c01m619	ASIC	offline	10.1.23.103	f0:45:da:44:b3:69	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
218	8350397	bem02c01m622	ASIC	online	10.1.23.172	02:6e:f7:7d:d7:06	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
219	8357404	bem02c01m623	ASIC	offline	-	-	-	-	-	-	-	-
220	8350341	bem02c01m624	ASIC	online	10.1.22.96	02:25:e7:e0:94:51	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
221	8357345	bem02c01m625	ASIC	offline	10.1.22.88	40:bd:32:e2:26:e0	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
222	8350259	bem02c01m626	ASIC	online	10.1.22.73	02:9d:a5:f6:69:4f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
223	8355993	bem02c01m628	ASIC	online	10.1.23.251	f4:84:4c:27:5e:4f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
224	8356648	bem02c01m629	ASIC	online	10.1.22.131	3c:a3:08:5c:c2:c3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
225	8366767	bem02c01m637	ASIC	offline	10.1.22.148	c4:f3:12:9a:19:b8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
226	8372152	bem02c01m640	ASIC	online	10.1.22.31	3c:a3:08:4b:a5:33	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
227	8350384	bem02c01m701	ASIC	online	10.1.23.147	02:9f:9b:8b:9c:d7	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
228	8350261	bem02c01m702	ASIC	online	10.1.22.34	02:ad:63:84:55:e8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
229	8350330	bem02c01m703	ASIC	offline	10.1.22.28	02:3f:2f:ab:39:56	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
230	8350268	bem02c01m704	ASIC	online	10.1.22.42	02:54:71:49:d9:ba	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
231	8357465	bem02c01m705	ASIC	online	10.1.23.77	60:b6:e1:17:d6:b8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
232	8356394	bem02c01m706	ASIC	offline	10.1.22.229	3c:a3:08:74:15:ae	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
233	8350412	bem02c01m707	ASIC	online	10.1.23.177	02:7e:dd:0c:de:89	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
234	8350376	bem02c01m708	ASIC	online	10.1.23.46	02:2f:0d:b1:19:ef	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
235	8350381	bem02c01m709	ASIC	online	10.1.23.105	02:6e:d7:5c:92:1b	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
236	8356389	bem02c01m710	ASIC	online	10.1.22.91	60:b6:e1:6d:11:0f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
237	8357481	bem02c01m711	ASIC	online	10.1.23.223	60:b6:e1:15:91:ab	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
238	8350264	bem02c01m712	ASIC	online	10.1.22.83	02:d4:41:30:fe:95	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
239	8350340	bem02c01m713	ASIC	online	10.1.22.104	02:64:5b:08:48:b6	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
240	8350411	bem02c01m715	ASIC	online	10.1.23.209	02:76:bb:71:07:9f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
241	8357467	bem02c01m716	ASIC	online	10.1.23.131	3c:a3:08:4c:67:28	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
242	8357397	bem02c01m717	ASIC	online	10.1.23.85	50:33:8b:4b:d1:cc	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
243	8350385	bem02c01m718	ASIC	online	10.1.23.154	02:c6:41:78:15:2d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
244	8359416	bem02c01m719	ASIC	offline	10.1.22.63	64:cf:d9:4e:53:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
245	8350262	bem02c01m720	ASIC	online	10.1.22.41	02:ad:bb:cf:5a:5d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
246	8350424	bem02c01m721	ASIC	online	10.1.23.190	02:de:1f:5f:92:a1	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
247	8357091	bem02c01m723	ASIC	online	10.1.22.134	3c:a3:08:68:80:ac	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
248	8350395	bem02c01m724	ASIC	online	10.1.23.174	02:05:cb:b7:96:62	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
249	8350382	bem02c01m725	ASIC	online	10.1.23.138	02:9d:ab:fe:8b:60	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
250	8350409	bem02c01m726	ASIC	online	10.1.23.215	02:1d:b1:f3:dc:ef	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
251	8357466	bem02c01m727	ASIC	online	10.1.23.144	64:cf:d9:fa:3b:b4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
252	8355915	bem02c01m728	ASIC	online	10.1.23.15	60:b6:e1:17:c6:ce	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
253	8357090	bem02c01m729	ASIC	online	10.1.22.168	c4:f3:12:75:6d:3c	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
254	8357343	bem02c01m730	ASIC	online	10.1.22.205	60:b6:e1:15:9f:0a	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
255	8355994	bem02c01m731	ASIC	online	10.1.23.250	64:cf:d9:eb:bb:bd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
256	8357450	bem02c01m732	ASIC	online	10.1.23.160	60:b6:e1:17:b5:22	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
257	8350335	bem02c01m733	ASIC	online	10.1.22.122	02:b7:e3:a7:8a:e2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
258	8350375	bem02c01m736	ASIC	online	10.1.23.14	02:87:99:97:41:59	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
259	8357460	bem02c01m737	ASIC	online	10.1.23.151	94:e3:6d:ca:9f:bf	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
260	8350337	bem02c01m738	ASIC	online	10.1.22.184	02:15:4b:99:af:fb	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
261	8356202	bem02c01m738	ASIC	online	10.1.22.47	3c:a3:08:50:22:0b	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
262	8356391	bem02c01m739	ASIC	offline	10.1.22.62	c4:f3:12:7c:d5:a2	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
263	8357347	bem02c01m742	ASIC	online	10.1.22.217	3c:a3:08:46:cf:63	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
264	8357350	bem02c01m743	ASIC	online	10.1.22.224	3c:a3:08:66:59:85	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
265	8359376	bem02c01m746	ASIC	online	10.1.23.49	18:93:d7:c3:51:a8	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
266	8357387	bem02c01m747	ASIC	online	10.1.23.42	3c:a3:08:5e:3c:76	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
267	8357484	bem02c01m748	ASIC	online	10.1.23.217	64:cf:d9:49:af:95	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
268	8350334	bem02c01m801	ASIC	offline	10.1.22.13	02:15:9d:aa:41:6b	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
269	8350383	bem02c01m802	ASIC	online	10.1.22.249	02:fe:d3:0e:58:b3	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
270	8357468	bem02c01m803	ASIC	offline	10.1.22.87	3c:a3:08:5d:18:f1	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
271	8377773	bem02c01m804	ASIC	online	10.1.23.254	3c:a3:08:4c:a0:14	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
272	8350265	bem02c01m805	ASIC	online	10.1.22.51	02:9d:0f:ee:fe:cc	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22

273	8350396	bem02c01m806	ASIC	online	10.1.23.171	02:25:49:ff:7f:c2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
274	8350386	bem02c01m807	ASIC	online	10.1.23.163	02:8d:2b:ac:dd:da	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
275	8350377	bem02c01m808	ASIC	offline	10.1.23.57	02:0d:e9:a0:54:d8	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
276	8350418	bem02c01m809	ASIC	offline	10.1.22.106	02:7e:55:5b:29:a2	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
277	8350267	bem02c01m810	ASIC	online	10.1.22.15	02:c4:77:3b:14:32	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
278	8350333	bem02c01m811	ASIC	online	10.1.22.212	02:74:83:41:f0:2d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
279	8350338	bem02c01m812	ASIC	online	10.1.22.151	02:d4:0f:17:8b:0d	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
280	8357089	bem02c01m813	ASIC	online	10.1.22.165	18:93:d7:e0:a5:43	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
281	8357447	bem02c01m814	ASIC	online	10.1.23.150	60:b6:e1:17:d6:fd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
282	8357480	bem02c01m815	ASIC	online	10.1.23.205	94:e3:6d:e1:30:77	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
283	8357399	bem02c01m816	ASIC	online	10.1.23.55	3c:a3:08:45:74:d4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
284	8356279	bem02c01m817	ASIC	online	10.1.22.28	34:15:13:0f:22:3e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
285	8350423	bem02c01m818	ASIC	online	10.1.23.184	02:0f:ad:85:f9:f9	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
286	8356993	bem02c01m819	ASIC	online	10.1.22.174	60:b6:e1:6d:29:de	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
287	8350332	bem02c01m820	ASIC	online	10.1.22.216	02:9d:89:87:7d:59	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
288	8350331	bem02c01m821	ASIC	online	10.1.22.219	02:ad:eb:da:bb:e1	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
289	8350266	bem02c01m822	ASIC	online	10.1.22.21	02:35:2d:f0:cf:5f	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
290	8357340	bem02c01m823	ASIC	offline	10.1.23.114	3c:a3:08:4e:6e:9e	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
291	8355950	bem02c01m825	ASIC	online	10.1.23.178	60:b6:e1:19:5f:37	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
292	8357453	bem02c01m827	ASIC	offline	10.1.22.158	3c:a3:08:5d:ef:22	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
293	8350336	bem02c01m828	ASIC	online	10.1.22.123	02:a7:bb:87:e2:cf	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
294	8357402	bem02c01m830	ASIC	online	10.1.23.61	3c:a3:08:5c:d4:63	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
295	8357388	bem02c01m831	ASIC	online	10.1.23.54	3c:a3:08:5a:73:cd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
296	9109468	bem02c01m832	ASIC	online	10.1.22.86	64:cf:d9:f8:ac:bd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
297	8356844	bem02c01m833	ASIC	online	10.1.22.161	94:e3:6d:d8:98:44	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
298	8355946	bem02c01m834	ASIC	online	10.1.23.137	94:e3:6d:b9:08:d3	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
299	8355873	bem02c01m835	ASIC	online	10.1.23.99	94:e3:6d:f2:ed:cd	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
300	8350339	bem02c01m836	ASIC	online	10.1.22.208	02:85:c1:d5:3b:cd	-	Antminer S19JPRO	Amlogic	Amlogic	Antminer S19JPRO Hiveon	4.9.113 (0.1-13-dev1544) signed 1.6.0.22
301	8359373	bem02c01m837	ASIC	online	10.1.22.126	3c:a3:08:25:31:18	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
302	8357483	bem02c01m838	ASIC	offline	10.1.22.173	64:cf:d9:d2:fd:e7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
303	8359371	bem02c01m840	ASIC	online	10.1.23.98	3c:a3:08:5b:4c:67	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
304	8357398	bem02c01m841	ASIC	online	10.1.23.86	3c:a3:08:4c:c1:55	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
305	8355932	bem02c01m842	ASIC	online	10.1.23.121	3c:a3:08:1f:1e:b7	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
306	8357446	bem02c01m843	ASIC	online	10.1.23.152	60:b6:e1:19:4b:03	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
307	8357365	bem02c01m844	ASIC	online	10.1.23.0	3c:a3:08:4c:da:15	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
308	8359374	bem02c02m143	ASIC	online	10.1.23.149	3c:a3:08:5e:c6:3f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
309	8357464	bem02c02m219	ASIC	online	10.1.23.192	3c:a3:08:45:72:2f	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
310	8372174	bem02c02m342	ASIC	online	10.1.23.10	3c:a3:08:5c:d8:98	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
311	8356850	bem02c02m801	ASIC	online	10.1.22.154	3c:a3:08:5d:d1:e4	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1544) signed 1.6.0.22
312	10388774	bem02hv01	DEVICE	offline	10.1.20.140	5c:ba:2c:0b:3c:c8	-	ProLiant DL20 Gen10 Plus	HPE	Intel(R) Xeon(R) E-2336 CPU @ 2.90GHz	-	-
313	10388785	c01m114	ASIC	online	10.1.22.106	c4:f3:12:68:ae:80	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
314	10388783	c01m121	ASIC	offline	10.1.23.152	50:33:8B:39:8C:BA	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
315	10388775	c01m122	ASIC	offline	10.1.22.65	3C:A3:08:75:CA:D4	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
316	10388776	c01m123	ASIC	offline	10.1.22.71	3C:A3:08:73:3E:58	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
317	10388778	c01m124	ASIC	offline	10.1.22.141	3C:A3:08:67:20:BC	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
318	10388779	c01m133	ASIC	offline	10.1.22.36	64:CF:D9:89:D5:87	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #32 SMP Tue Mar 29 14:21:11 CST 2022
319	10388789	c01m134	ASIC	offline	10.1.23.225	34:15:13:04:4B:0B	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
320	10388786	c01m135	ASIC	online	10.1.22.206	3c:a3:08:6a:b8:bc	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
321	10388777	c01m139	ASIC	offline	10.1.22.251	50:33:8B:51:15:BF	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
322	10388781	c01m140	ASIC	offline	10.1.22.217	94:E3:6D:D8:34:15	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #11 SMP Fri Oct 15 11:14:27 CST 2021
323	10388788	c01m166	ASIC	online	10.1.23.187	60:b6:e1:17:b5:3d	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable
324	10388784	c01m213	ASIC	offline	10.1.22.158	02:58:69:09:C0:ED	-	BHB42601 (126 chips)	Amlogic	-	Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Aug 12 10:31:25 CST 2021
325	10388787	c01m528	ASIC	offline	10.1.22.253	02:D2:FB:49:79:C0	-	BHB42601 (126 chips)	Amlogic	-	Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Aug 12 10:31:25 CST 2021
326	10388782	c01m532	ASIC	offline	10.1.23.94	02:87:73:F1:B5:E1	-	BHB42601 (126 chips)	Amlogic	-	Antminer S19JP	Linux 4.9.113 #1 SMP PREEMPT Thu Aug 12 10:31:25 CST 2021
327	10388780	c01m533	ASIC	offline	10.1.22.140	3C:A3:08:6A:B7:DF	-	BHB42601 (126 chips)	BeagleBone	-	Antminer S19JP	Linux 3.8.13+ #28 SMP Tue Jun 22 17:32:38 CST 2021
328	10388790	jeff01	ASIC	online	10.1.23.214	c4:f3:12:00:24:ae	-	Antminer S19JPRO	AM335x BeagleBone	ARMv7 Processor rev 2 (v7l) Generic AM33XX (Flattened Device Tree)	Antminer S19JPRO Hiveon	3.8.13+ (0.1-13-dev1550) 1.6.0.38 stable

Attachment 2
Contracts and Permits

1. OH EPA Permit No. P0135456 held by Bald Eagle Mining, LLC for up to 2 engines at Pin Oak Energy Partners LLC's Grubbs well pad.
2. Gas Purchase Agreement dated November 1, 2023 between Pin Oak Energy Partners LLC and Bald Eagle Mining, LLC.
3. Natural Gas Purchase Agreement dated as of August 16, 2021 by and between Geopetro LLC and Bald Eagle Mining, LLC, as amended by that certain Natural Gas Purchase Agreement Amendment #1 – Rosebud Site dated as of June 2, 2022 between Geopetro LLC and Bald Eagle Mining, LLC.

Attachment 3
Real Property

1. Facilities Use Agreement dated November 1, 2023 btw Pin Oak Energy Partners LLC and Bald Eagle Mining, LLC.

Exhibit B

Form of Consent and Agreement (Geopetro LLC)

CONSENT AND AGREEMENT

This Consent and Agreement ("**Consent**"), dated as of January 17, 2025, is by and among **GEOPETRO LLC**, an Ohio limited liability company ("**Geopetro**"), **BALD EAGLE MINING, LLC**, an Ohio limited liability company ("**Bald Eagle**"), and **AGRIFORCE GROWING SYSTEMS LTD.**, a company incorporated under the laws of the Province of British Columbia ("**AgriFORCE**"). This Consent is being delivered pursuant to that certain Asset Purchase Agreement, dated as of January 17, 2025, by and between AgriFORCE and Bald Eagle (the "**APA**").

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each of Geopetro, Bald Eagle and AgriFORCE, the parties agree as follows:

1. Consent to Assignment of Agreement. Geopetro hereby consents to the assignment of all of the rights and the delegation of all of the duties of Bald Eagle under that certain Natural Gas Purchase Agreement, dated as of August 16, 2021, by and between Geopetro and Bald Eagle, as amended by that certain Natural Gas Purchase Agreement Amendment #1 – Rosebud Site, dated as of June 2, 2022 (the "**NGPA**"), by Bald Eagle to AgriFORCE. All terms, conditions, and provisions of the NGPA shall remain in full force and effect. This Consent shall not be considered as a novation of the NGPA.
2. Representations; Ratification. Geopetro represents that the NGPA is in full force and effect and that Bald Eagle is not in default under the NGPA. Geopetro ratifies the NGPA.
3. Release of Bald Eagle. Geopetro agrees that Bald Eagle shall be fully and finally released from all obligations and duties under the NGPA upon the Closing (as defined in the APA) of the APA.
4. Covenant to Assign Permit. Geopetro agrees to use commercially reasonably efforts to cause its Ohio EPA Final Air Pollution Permit to Install and Operate No. P0131444 for Facility ID 0215062009 currently held for the benefit of Bald Eagle to be transferred to AgriFORCE such that AgriFORCE will have its own Permit to Install and Operate up to five (5) 1,468-hp Caterpillar G3512 NPL Engines (1MW natural gas generator power plants) currently located on Geopetro's Rosebud 16-10-2 Well Pad in Columbiana County, Ohio.
5. Covenants. Bald Eagle agrees to reimburse Geopetro for all reasonable and necessary third-party invoiced expenses incurred by Geopetro in causing the permit transfer to be completed pursuant to this Consent. Additionally, AgriFORCE covenants and agrees to reimburse Geopetro for 50% of the monthly rent for the Surface Lease Agreement during the term of the NGPA.
6. Condition Precedent. It is an express condition precedent to the effectiveness of this Consent (the "**Condition Precedent**"), that AgriFORCE shall have provided to Geopetro: (a) a cash prepayment of $50,000 via ACH or wire payment concurrent with Closing (as defined in the APA), which shall in no way limit or remove Geopetro's rights under the Adequate Assurance of Performance provision in the NGPA, and (b) satisfactory evidence of insurance coverage as required by Exhibit D of the NGPA. The Condition Precedent is for the sole benefit of Geopetro.
7. Effective Date. This Consent shall be effective as of the Closing Time (as defined in the APA), subject to both the strict satisfaction (or waiver by Geopetro) of the Condition Precedent.
8. Counterparts. This Consent may be executed in one or more counterparts and delivered via electronic means, which, when taken together shall constitute a single original instrument.

GEOPETRO LLC	BALD EAGLE MINING, LLC	AGRIFORCE GROWING SYSTEMS, LTD.
By: /s/ Andrew K. Stafford	By: /s/ Jeffrey S. Myers	By: Jolie Kahn
Andrew K. Stafford	Jeffrey S. Myers	Jolie Kahn, Esq.
Member and CFO	Member and Manager	Title: CEO and General Counsel

Exhibit C

Form of Consent and Agreement (Pin Oak Energy Partners LLC)

CONSENT AND AGREEMENT

This Consent and Agreement ("**Consent**"), dated as of January 17, 2025, is by and among **PIN OAK ENERGY PARTNERS LLC**, an Ohio limited liability company ("**Pin Oak**"), **BALD EAGLE MINING, LLC**, an Ohio limited liability company ("**Bald Eagle**"), and **AGRIFORCE GROWING SYSTEMS LTD.**, a company incorporated under the laws of the Province of British Columbia ("**AgriFORCE**"). This Consent is being delivered pursuant to that certain Asset Purchase Agreement, dated as of January 17, 2025, by and between AgriFORCE and Bald Eagle (the "**APA**").

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each of Pin Oak, Bald Eagle and AgriFORCE, the parties agree as follows:

1. Consent to Assignment of Agreements. Pin Oak hereby consents to the assignment of all of the rights and the delegation of all of the duties of Bald Eagle by Bald Eagle to AgriFORCE under (a) that certain Gas Purchase Agreement, dated as of November 1, 2023, by and between Pin Oak and Bald Eagle (the "**GPA**") and (b) that certain Facilities Use Agreement, dated as of November 1, 2023, by and between Pin Oak and Bald Eagle (the "**FUA**" and together with the GPA, collectively, the "**Agreements**"). All terms, conditions, and provisions of the Agreements shall remain in full force and effect. This Consent shall not be considered as a novation of either of the Agreements.
2. Representations; Ratification. Pin Oak represents that each of the Agreements is full force and effect and that Bald Eagle is not in default under either of the Agreements. Pin Oak ratifies each of the Agreements.
3. Release of Bald Eagle. Pin Oak agrees that Bald Eagle shall be fully and finally released from all obligations and duties under each of the Agreements upon the Closing (as defined in the APA) of the APA.
4. Condition Precedent. It is an express condition precedent to the effectiveness of this Consent (the "**Condition Precedent**"), that, as a reasonable condition to Pin Oak's consent to assignment of the GPA, AgriFORCE shall have provided to Pin Oak a $25,000 cash prepayment at Closing (as defined in the APA) by wire for the services provided and to be provided by Pin Oak to AgriFORCE under the GPA. The Condition Precedent is for the sole benefit of Pin Oak.
5. Effective Date. This Consent shall be effective as of the Closing Time (as defined in the APA), subject to both the strict satisfaction (or waiver by Pin Oak) of the Condition Precedent.
6. Counterparts. This Consent may be executed in one or more counterparts and delivered via electronic means, which, when taken together shall constitute a single original instrument.

PIN OAK ENERGY PARTNERS LLC	**BALD EAGLE MINING, LLC**	**AGRIFORCE GROWING SYSTEMS, LTD.**
By: /s/ Brent Breon	By: /s/ Jeffrey Myers	By: /s/ Jolie Kahn
Brent Breon	Jeffrey S. Myers	Name: Jolie Kahn, Esq.
Chief Commercial Officer	Member and Manager	Title: CEO and General Counsel

Exhibit D

Form of License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use (Geopetro LLC)

Execution Version

GEOPETRO LLC
OIL AND GAS PRODUCER

7100 N. HIGH STREET, SUITE #303 **WORTHINGTON, OH 43085 PHONE (614)885.9350 FAX (614)885-1082 Email:** INFO@GEOPETROLLC.COM
Web: WWW.GEOPETROLLC.COM

VIA EMAIL

January 17, 2025

AgriFORCE Growing Systems, Ltd.
800-525 West 8th Avenue
Vancouver, BC V5Z 1C6
Attention: Jolie Kahn, Esq., CEO and General Counsel
Email: jkahn@agriforcegs.com

RE: License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use

Dear Ms. Kahn:

This letter agreement confirms the agreement of Geopetro LLC ("Tenant") and AgriFORCE Growing Systems, Ltd. ("Subtenant") that in return for $10 in cash paid by Subtenant to Tenant (the receipt and sufficiency of which are hereby acknowledged by Tenant), Tenant hereby: (a) sublets to Subtenant the Premises (i.e. the Designated Area shown on the Exhibit attached hereto and made a part hereof); and (b) grants to Subtenant a fully-paid, non-exclusive license to use the Access Driveway in order to access the Premises; in the case of both (a) and (b) immediately preceding, during the term of the Surface Lease Agreement ("SLA") for a portion of the Rosebud Well Pad located in Madison Township, Columbiana County, Ohio, for the purposes of constructing, operating and maintaining, and conducting the Supplemental Activities & Facilities and Use on the Premises. During the term of this letter agreement, Subtenant shall pay to Tenant 50% of Base Rent and Additional Rent on or before the date when due under the SLA. This letter agreement may be terminated at any time by either of Tenant and Subtenant upon delivery of written notice to the other (which notice may be via email). During the term of this letter agreement, following receipt of written notice (which notice may be via email) from Tenant, Subtenant shall do all things reasonably required by Tenant to ensure compliance by Tenant with the SLA. During the term of this letter agreement, Subtenant shall include Tenant as an additional insured for any insurance policies obtained related to the sublease of the Premises. Capitalized terms used in this letter agreement and not defined herein shall have the meaning ascribed to them in that certain Surface Lease Agreement dated January 14, 2022 that commences on March 1, 2022 by and between West Point Renewables, LLC, an Ohio limited liability company with an office located at 121 Brickyard Road, Mars, PA 16046, as Surface Owner or Lessor, and Geopetro LLC, an Ohio limited liability company, with its principal office located at 7100 N. High St., STE #303, Worthington, Ohio, 43085 as Lessee.

Sincerely,
GEOPETRO LLC

Andrew K. Stafford, Member and CFO

INTENDING TO BE LEGALLY BOUND, THE FOREGOING IS ACKNOWLEDGED AND AGREED TO BY THE UNDERSIGNED AS OF THE DATE FIRST SET FORTH ABOVE.

AgriFORCE Growing Systems, Ltd.

By: /s/ Jolie Kahn
Name: Jolie Kahn, Esq.
Title: CEO and General Counsel

GEOPETRO LLC
OIL AND GAS PRODUCER

7100 N. HIGH STREET, SUITE #303
WORTHINGTON, OH 43085
PHONE (614)885.9350
FAX (614)885-1082
Email: INFO@GEOPETROLLC.COM
Web: WWW.GEOPETROLLC.COM

EXHIBIT

Attached to and made part of that certain Letter Agreement for ***License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use***, executed January 17, 2025 by and between Geopetro LLC and AgriFORCE Growing Systems Ltd.

The Premises shall be a designated area on the Existing Well Pad that is occupied by and reasonably necessary and convenient for the Supplemental Activities & Facilities described in the Surface Lease Agreement by and between West Point Renewables, LLC and Geopetro LLC. The designated area is anticipated to cover, but shall not be limited to, approximately 25,000 square feet. The proposed Premises (a.k.a. "Designated Area") is shown below.


Designated Area
(~25,000 sqft.)
ROSEBUD 16-10-2 8H

Exhibit E

Form of Consent to Sublease (West Point Renewables, LLC)

CONSENT TO SUBLEASE

This Consent to Sublease (this "**Agreement**") is effective as of the 17th day of January, 2025, among (a) **WEST POINT RENEWABLES, LLC**, an Ohio limited liability company with an office located at 121 Brickyard Road, Mars, PA 16046 ("**Landlord**"), and **GEOPETRO LLC**, an Ohio limited liability company, with its principal office located at 7100 N. High St., STE #303, Worthington, Ohio, 43085 ("**Tenant**"), and (c) **AGRIFORCE GROWING SYSTEMS, LTD.**, a company incorporated under the laws of the Province of British Columbia, having an office located at 800-525 West 8th Avenue, Vancouver, BC V5Z 1C6 ("**Subtenant**").

RECITALS:

A. Landlord and Tenant are parties to that certain Surface Lease Agreement dated January 14, 2022 (the "**Lease**"), pursuant to which Tenant leases a portion of an Existing Well Pad located in Columbiana County, State of Ohio as more particularly described in the Lease (the "**Premises**");

B. Tenant desires to sublet to Subtenant the entire Premises (the "**Sublease Premises**") as more particularly described in the Sublease (as defined below), and Subtenant desires to sublease from Tenant the Sublease Premises.

AGREEMENTS:

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. **Consent**. Subject to the terms and conditions contained in this Agreement, Landlord hereby consents to the subletting by Tenant of the Sublease Premises to Subtenant pursuant to a binding written agreement providing Subtenant with the requisite rights derivative of Tenant's rights under the Lease to access and use the Sublease Premises for the purposes of constructing, operating and maintaining, and conducting the Supplemental Activities & Facilities and Use on the Sublease Premises (as amended and in effect from time to time, the "**Sublease**"), a copy of which Sublease is attached hereto and made a part hereof. Nothing contained herein shall be deemed to constitute a release of the Tenant from any of its obligations under the Lease, and Tenant shall remain fully liable for the payment and performance of all of its obligations under the Lease. Landlord's consent contained herein shall not waive its rights as to any subsequent assignment, sublease or other transfer including, but not limited to, Landlord's right to consent to any subsequent assignment, sublease or other transfer.

2. **Assumption of Liabilities**. Tenant and Subtenant shall be jointly and severally liable to Landlord for all of the obligations of the "Tenant" under the Lease with respect to the Sublease

Premises, including, without limitation, Tenant's indemnification obligations, and Landlord may enforce the same directly against Subtenant.

3. **No Obligations Created**. Notwithstanding anything in this Agreement or the Sublease to the contrary, Landlord shall not be bound by any of the provisions of the Sublease, and each of the parties to this Agreement agree and acknowledge that Landlord shall have no obligation or liability under the terms of the Sublease. Tenant and Subtenant acknowledge that Landlord has not reviewed the terms and conditions of the Sublease as a condition of this consent. Landlord's consent to the Sublease of the Sublease Premises to Subtenant does not constitute approval of the form or terms and conditions contained within the Sublease. This Agreement does not constitute approval by Landlord of any of the provisions of the Sublease and the Sublease shall not be construed to amend the Lease in any respect. Without limiting the generality of any of the foregoing, Landlord shall not be bound by any agreement, covenant, consent, or waiver of any term or condition of the Lease made or given by Tenant or Subtenant under or pursuant to the Sublease. Additionally, Landlord shall have no obligation to give notice of any default under the Lease except to Tenant (and only to the extent required under the Lease) and shall have no obligation to deal with any party other than Tenant with respect to the Lease or the Sublease Premises. Nothing in this Agreement or otherwise shall create privity of estate between Landlord and Subtenant, and Subtenant irrevocably waives any claims based on, or alleged to have arisen from, such privity of estate. Subtenant hereby releases, acquits and forever discharges Landlord and its agents, employees, officers, directors, partners, members and affiliates from any and all claims, liabilities and obligations arising out of or in any way related to the Sublease, which Subtenant or any party claiming by, through or under Subtenant now has or may ever have in the future against Landlord or any of such other parties, except to the extent of the gross negligence, recklessness, or intentionally misconduct of Lessor or its agents, employees, officers, directors, partners, members and affiliates. Subtenant acknowledges that Landlord would not have entered this Agreement without such release.

4. **Lease Obligations and Rights.** [INTENTIONALLY LEFT BLANK]. ~~In accordance with Section 4.16.6 of the Lease, Tenant acknowledges and agrees that if Tenant receives rent or any other consideration, either initially or over the term of the sublease, in excess of the Base Rent, Tenant shall pay to Landlord fifty percent (50%) of the excess. Notwithstanding anything contained in the Lease or Sublease to the contrary, and as an express condition of Landlord's consent, all rights that are designated as personal to Tenant under the Lease including, but not limited to, any rights of renewal or termination, or similar rights existing under the Lease, are hereby terminated and of no further force or effect.~~

5. **Indemnification.** To the fullest extent allowed by law, except to the extent of the gross negligence, recklessness, or intentionally misconduct of Lessor or its agents, employees, officers, directors, partners, members and affiliates, Subtenant shall indemnify, defend and hold harmless Landlord from and against any and all loss, liability, reasonable attorneys' fees, expenses and claims arising out of any injury to person or damage to property on or about the Sublease Premises caused by any act or omission of Subtenant, and their agents, servants, contractors, employees or invitees. The foregoing indemnification is supplemental and in addition to any indemnification contained in the Lease and Sublease.

6. **Condition of Sublease Premises**. Landlord makes no representations or warranties, express or implied, concerning the condition of the Sublease Premises or its suitability for Subtenant's use and Subtenant accepts the Sublease Premises in their "AS-IS" condition as of the date hereof.

7. **Subordination.** The Sublease and all rights of the Subtenant thereunder are subject and subordinate to the Lease and to any and all mortgages encumbering the Premises, the Lands or the property of which they are a part..

8. **Termination/Expiration of Lease**. The Sublease and all rights of the Subtenant thereunder are subject and subordinate to the Lease and, in the event of the expiration or early termination of the Term of the Lease while the Sublease is still in effect, Landlord and Subtenant agree that the Sublease shall terminate and Subtenant shall vacate and surrender the Premises.

9. **Conditions Precedent.** Tenant's or Subtenant's delivery to Landlord of the following item(s) together with originals of this Agreement executed by Tenant and Subtenant shall be, at Landlord's option, conditions precedent to the effectiveness of this Agreement: (a) a fully executed copy of the Sublease, (b) a certificate of insurance from Subtenant satisfying all the requirements of the Lease and naming the Landlord as additional insured, and (c) [intentionally deleted]~~, and (c) an administrative fee in the amount of $1,000.00 as required by the Lease~~. In the event that Landlord does not receive the Tenant's binding written agreement with the Subtenant, the certificate of insurance, ~~or the administrative fee~~ as required herein, this Agreement may, at Landlord's option, be declared to be null and void *ab initio*, and without force or effect. In the event that Tenant and Subtenant do not agree to the terms and conditions of this Agreement, this Agreement shall be null and void *ab initio*, and without force or effect.

10. **Limitation of Liability.** In addition to any other limitations of Landlord's liability as contained in the Lease, the liability of Landlord to either Tenant or Subtenant for any default

by Landlord under the terms of the Lease shall be limited to such party's actual damages therefor and shall be recoverable only from the interest of Landlord in the Premises in which the Sublease Premises are located, and neither Landlord nor any principal or affiliate of Landlord shall be personally liable for any deficiency.

11. **Brokerage.** In no event shall Landlord be liable for any leasing or brokerage commission with respect to the negotiation and execution of the Sublease or this Agreement. Tenant and Subtenant shall each jointly and severally indemnify, defend and hold Landlord harmless from and against all costs, expenses, attorneys' fees and other liability for commissions or other compensation claimed by any broker or agent with respect to the Sublease or this Agreement.

12. **Notices.** All notices and other communications given pursuant to the Lease and this Agreement shall be in writing and shall be given in the manner and to the addresses provided in the Lease.

13. **Ratification.** Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that, as of the date hereof, it has no defenses to the performance thereof. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant does not have any claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord or Tenant.

14. **Binding Effect; Governing Law.** Except as modified hereby, the Lease shall remain in full effect and this Agreement shall be binding upon Landlord, Tenant, and Subtenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Agreement and the terms of the Sublease, the terms of this Agreement shall prevail. This Agreement shall be governed by the laws of the state in which the Sublease Premises are located.

15. **Amendment; Entire Agreement.** This Agreement shall not be amended or modified except by an instrument in writing signed by all the parties hereto and this Agreement (and, as between Tenant and Subtenant, the Sublease) contains all of the agreements, understandings, representations and warranties of the parties with respect to the subject matter hereof.

16. **Counterparts.** This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

(remainder of page blank, signatures on next page)

IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have caused this Agreement to be executed as of the date first written above, each by its duly authorized representative.

LANDLORD:
West Point Renewables, LLC

By: /s/ Ed Vogel
Name: Ed Vogel
Title: VP

TENANT:
Geopetro LLC

WITNESS/ATTEST:

By /s/ Kathy Dirksen

By: /s/ Andrew K, Stafford
Name: Andrew K. Stafford
Title: Member and CFO

SUBTENANT:
AgriFORCE Growing Systems Ltd.

WITNESS/ATTEST:

By /s/ Barrett Mooney

By: /s/ Jolie Kahn
Name: Jolie Kahn, Esq.
Title: CEO and General Counsel

Attachment A

Sublease

[See attached]

GEOPETRO LLC
OIL AND GAS PRODUCER

7100 N. HIGH STREET, SUITE #303
WORTHINGTON, OH 43085
PHONE (614)885.9350
FAX (614)885-1082
Email: INFO@GEOPETROLLC.COM
Web: WWW.GEOPETROLLC.COM

VIA EMAIL

January 21, 2022

BALD EAGLE MINING, LLC
14600 Mission Road
Leawood, KS 66224
Attention: Jeffrey S. Myers, Manager
Email: jeffmyers1971@gmail.com

RE: License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use

Jeff:

This letter agreement confirms the agreement of Geopetro LLC ("Tenant") and Bald Eagle Mining, LLC ("Subtenant") that in return for $10 in cash paid by Subtenant to Tenant (the receipt and sufficiency of which are hereby acknowledged by Tenant), Tenant hereby: (a) sublets to Subtenant the Premises (i.e. the Designated Area shown on the Exhibit attached hereto and made a part hereof); and (b) grants to Subtenant a fully-paid, non-exclusive license to use the Access Driveway in order to access the Premises; in the case of both (a) and (b) immediately preceding, during the term of the Surface Lease Agreement (SLA) for a portion of the Rosebud Well Pad located in Madison Township, Columbiana County, Ohio, for the purposes of constructing, operating and maintaining, and conducting the Supplemental Activities & Facilities and Use on the Premises. This letter agreement may be terminated at any time by either of Tenant and Subtenant upon delivery of written notice to the other (which notice may be via email). During the term of this letter agreement, following receipt of written notice (which notice may be via email) from Tenant, Subtenant shall do all things reasonably required by Tenant to ensure compliance by Tenant with the SLA. Capitalized terms used in this letter agreement and not defined herein shall have the meaning ascribed to them in that certain Surface Lease Agreement dated January 14, 2022 that commences on March 1, 2022 by and between West Point Renewables, LLC, an Ohio limited liability company with an office located at 121 Brickyard Road, Mars, PA 16046, as Surface Owner or Lessor, and Geopetro LLC, an Ohio limited liability company, with its principal office located at 7100 N. High St., STE #303, Worthington, Ohio, 43085 as Lessee.

Sincerely,

GEOPETRO LLC

By: /s/ Paul L. Archer
Paul L. Archer, Manager

INTENDING TO BE LEGALLY BOUND, THE FOREGOING IS ACKNOWLEDGED AND AGREED TO BY THE UNDERSIGNED AS OF THE DATE FIRST SET FORTH ABOVE.

BALD EAGLE MINING, LLC

By: /s/ Jeffrey Myers
Jeffrey S. Myers, Manager

GEOPETRO LLC
OIL AND GAS PRODUCER

7100 N. HIGH STREET, SUITE #303
WORTHINGTON, OH 43085
PHONE (614)885.9350
FAX (614)885-1082
Email: INFO@GEOPETROLLC.COM
Web: WWW.GEOPETROLLC.COM

EXHIBIT

Attached to and made a part of that certain Letter Agreement for ***License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use***, executed January 21, 2022 by and between Geopetro LLC and Bald Eagle Mining, LLC.

Description of Premises

The Premises shall be a designated area on the Existing Well Pad that is occupied by and reasonably necessary and convenient for the Supplemental Activities & Facilities described in the Surface Lease Agreement by and between West Point Renewables, LLC and Geopetro LLC. The designated area is anticipated to cover, but shall not be limited to, approximately 25,000 square feet. The proposed Premises (a.k.a. "Designated Area") is shown below.


Designated Area
(~25,000 sqft.)
ROSEBUD 16-10-2 8H

Execution Version

GEOPETRO LLC
OIL AND GAS PRODUCER

7100 N. HIGH STREET, SUITE #303 **WORTHINGTON, OH 43085**
PHONE (614)885.9350 FAX (614)885-1082 Email: INFO@GEOPETROLLC.COM
Web: WWW.GEOPETROLLC.COM

VIA EMAIL

January 17, 2025

AgriFORCE Growing Systems, Ltd.
800-525 West 8th Avenue
Vancouver, BC V5Z 1C6
Attention: Jolie Kahn, Esq., CEO and General Counsel
Email: jkahn@agriforcegs.com

RE: License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use

Dear Ms. Kahn:

This letter agreement confirms the agreement of Geopetro LLC ("Tenant") and AgriFORCE Growing Systems, Ltd. ("Subtenant") that in return for $10 in cash paid by Subtenant to Tenant (the receipt and sufficiency of which are hereby acknowledged by Tenant), Tenant hereby: (a) sublets to Subtenant the Premises (i.e. the Designated Area shown on the Exhibit attached hereto and made a part hereof); and (b) grants to Subtenant a fully-paid, non-exclusive license to use the Access Driveway in order to access the Premises; in the case of both (a) and (b) immediately preceding, during the term of the Surface Lease Agreement ("SLA") for a portion of the Rosebud Well Pad located in Madison Township, Columbiana County, Ohio, for the purposes of constructing, operating and maintaining, and conducting the Supplemental Activities & Facilities and Use on the Premises. During the term of this letter agreement, Subtenant shall pay to Tenant 50% of Base Rent and Additional Rent on or before the date when due under the SLA. This letter agreement may be terminated at any time by either of Tenant and Subtenant upon delivery of written notice to the other (which notice may be via email). During the term of this letter agreement, following receipt of written notice (which notice may be via email) from Tenant, Subtenant shall do all things reasonably required by Tenant to ensure compliance by Tenant with the SLA. During the term of this letter agreement, Subtenant shall include Tenant as an additional insured for any insurance policies obtained related to the sublease of the Premises. Capitalized terms used in this letter agreement and not defined herein shall have the meaning ascribed to them in that certain Surface Lease Agreement dated January 14, 2022 that commences on March 1, 2022 by and between West Point Renewables, LLC, an Ohio limited liability company with an office located at 121 Brickyard Road, Mars, PA 16046, as Surface Owner or Lessor, and Geopetro LLC, an Ohio limited liability company, with its principal office located at 7100 N. High St., STE #303, Worthington, Ohio, 43085 as Lessee.

Sincerely,
GEOPETRO LLC

/s/ Andrew K, Stafford

Andrew K. Stafford, Member and CFO

INTENDING TO BE LEGALLY BOUND, THE FOREGOING IS ACKNOWLEDGED AND AGREED TO BY THE UNDERSIGNED AS OF THE DATE FIRST SET FORTH ABOVE.

AgriFORCE Growing Systems, Ltd.

By: /s/ Jolie Kahn
Name: Jolie Kahn, Esq.
Title: CEO and General Counsel

GEOPETRO LLC
OIL AND GAS PRODUCER

7100 N. HIGH STREET, SUITE #303
WORTHINGTON, OH 43085
PHONE (614)885.9350
FAX (614)885-1082
Email: INFO@GEOPETROLLC.COM
Web: WWW.GEOPETROLLC.COM

EXHIBIT

Attached to and made part of that certain Letter Agreement for ***License to Access and Sublease of Premises for Supplemental Activities & Facilities and Use***, executed January 17, 2025 by and between Geopetro LLC and AgriFORCE Growing Systems Ltd.

The Premises shall be a designated area on the Existing Well Pad that is occupied by and reasonably necessary and convenient for the Supplemental Activities & Facilities described in the Surface Lease Agreement by and between West Point Renewables, LLC and Geopetro LLC. The designated area is anticipated to cover, but shall not be limited to, approximately 25,000 square feet. The proposed Premises (a.k.a. "Designated Area") is shown below.


Designated Area
(~25,000 sqft.)
ROSEBUD 16-10-2 8H

Attachment B

Certificate of Insurance

See attached; Tenant and Subtenant will provide Landlord with a corrected certificate of insurance within 10 days of the execution of this Consent to Sublease.

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 01/17/2025

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER

The James B. Oswald Company
36 E. Seventh St
Suite 2625
Cincinnati OH 45202

CONTACT NAME: [redacted]
PHONE (A/C, No, Ext): [redacted]
FAX (A/C, No):
E-MAIL ADDRESS: [redacted]

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Selective Insurance Company of South Carolina	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED

Bald Eagle Mining, LLC
14900 Calico Lane
C/O Jeffrey Meyers
Lore City OH 43755

COVERAGES — CERTIFICATE NUMBER: CL2511713450 — REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	[X] COMMERCIAL GENERAL LIABILITY; [ ] CLAIMS-MADE [X] OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: [X] POLICY [ ] PRO-JECT [ ] LOC; OTHER:			S 2523986	01/05/2025	01/05/2026	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 15,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
	AUTOMOBILE LIABILITY; [ ] ANY AUTO; [ ] OWNED AUTOS ONLY [ ] SCHEDULED AUTOS; [ ] HIRED AUTOS ONLY [ ] NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
A	[X] UMBRELLA LIAB [X] OCCUR; [ ] EXCESS LIAB [ ] CLAIMS-MADE; DED RETENTION $			S 2523986	01/05/2025	01/05/2026	EACH OCCURRENCE	$ 4,000,000
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) [ ]; If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

General Assignment of Contract

THIS AGREEMENT is dated for reference the 9th day of January, 2025

BETWEEN:

AGRIFORCE GROWING SYSTEMS, LTD., a company incorporated under the laws of the Province of British Columbia, having an office located at 800-525 West 8th Avenue, Vancouver, BC V5Z 1C6

(the "Assignee")

AND:

XXI TECHNOLOGIES INC., a company incorporated under the laws of the British Virgin Islands, having an office located AT Craigmuir Chambers, Road Town, VG1110, British Virgin Islands

(the "Assignor")

WHEREAS:

A. List to be assigned agreements

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Assignor and the Assignee covenant and agree as follows:

(1) For the purposes of this Agreement:

(a) "Benefits" means the Contract, Option and any and all benefits and advantages due or accruing due or at any time after the Closing Date coming due thereunder or any extensions or renewals thereof, and the benefit of all covenants, representations and warranties in respect thereof;

(b) "Contract" means the above referenced agreements, a copy of which is attached as Exhibit "A";

(c) "Consideration" means as follows;

(i) The purchase price for the Option is USD $1,215,000 (One Million Two Hundred and Fifteen Thousand Dollars (the "Purchase Price"), payable as follows on the Closing Date: (i) $25,000 (Twenty Five Thousand Dollar) deposit previously paid by the assignee to the assignor; (ii) One Million One Hundred and Ninety Thousand Dollars (USD $1,190,000) in cash via wire transfer pursuant to instructions to be provided in writing by the Vendor to the Purchaser.

(2) As and from the Closing Date, the Assignor hereby grants, assigns, transfers, and sets over absolutely and unconditionally unto the Assignee all of the Assignor's right, title and interest both at law and in equity in and to the Contract and Benefits.

(3) The Assignor agrees that the Assignee is to have and to hold the Contract and Benefits for its sole use and benefit forever.

(4) The Assignor represents and warrants to the Assignee that:

(a) the Assignor has full right and authority to assign the Contract and Benefits as contemplated hereby;

(b) the Assignor's interests under the Contract are free and clear of all liens, charges, encumbrances and judgments of any nature or kind whatsoever; and

(c) the Contract is good, valid, and subsisting and the Assignor has observed and performed each and every covenant, agreement and obligation of the Assignor under the Contract required to be observed or performed by it to the Closing Date.

(5) The Assignor will indemnify, defend and save harmless the Assignee from and against any and all actions, suits, losses, damages and expenses which the Assignee may suffer or incur or be put to by reason of any of the warranties or representations set forth in section (4) of this Agreement being untrue or incorrect.

(6) As and from the Closing Date, the Assignee assumes and agrees to observe, perform, be bound by and be liable under, as an obligation of the Assignee, each and every covenant, agreement and obligation of the Assignor under the Contract required to be observed or performed on or after the Closing Date, and hereby agrees to indemnify, defend and save harmless the Assignor from and against any and all actions, suits, losses, damages and expenses which the Assignor may suffer or incur or be put to by reason of the failure of the Assignee to do any of the same on or after the Closing Date.

(7) The Assignor expressly authorizes the Assignee to collect, demand, sue for, enforce, recover, and receive, dispose of, realize or enforce the Contract as the Assignee may deem advisable and without prejudice to any rights which the Assignee may have against the Assignor.

(8) This Agreement shall be binding upon and enure to the benefit of the parties and their respective successors and assigns.

(9) The invalidity or unenforceability of any provision of this Agreement or any part thereof shall not affect the validity or enforceability of the remainder of this Agreement or such provision.

(10) This Agreement shall be governed by and construed in accordance with the laws of British Columbia.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

XXI TECHNOLOGIES INC.	**AGRIFORCE GROWING SYSTEMS, LTD.**
Per: /s/ Randall Armstrong	Per: /s/ Jolie Kahn
Authorized Signatory	Authorized Signatory

Exhibit "A"

ADDENDUM OFFER TO PURCHASE AGREEMENT

THIS ADDENDUM is dated effective as of the 20th day of December 2024 (the "**Effective Date**") by and among:

> **Bald Eagle Mining LLC** a Ohio limited liability company with a business address at 14600 Mission Rd, Leawood KS 66224, USA,
>
> (the "**Company**")

and

> **XXI Technologies Inc.**, a company incorporated under the laws of the British Virgin Islands (BVI) with a business address at Craigmuir Chambers Road Town, VG1110, British Virgin Islands
>
> ("**Optionee**")

WHEREAS the Company and the Optionee entered into an "Offer to Purchase Agreement" dated December 3, 2024, (the "Offer to Purchase **Agreement**"), pursuant to which granted the Optionee the Offer to purchase the described assets, defined in section 4 of the agreement a copy of which is attached hereto as Schedule "A";

AND WHEREAS the parties have agreed to amend the terms of the Offer Agreement pursuant to this addendum (the "**Addendum**").

NOW THEREFORE THIS ADDENDUM WITNESSES that, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties agree as follows:

1. The paragraph of Section 5, "Closing Date" of the Offer to Purchase Agreement shall be replaced with the following:

   The closing of the transaction (the "Closing") shall occur on or before January 15, 2025, subject to the execution of definitive agreements mutually acceptable to both parties. At the time of Closing (the "Closing Date"), the Optionee shall deliver, or cause to be delivered, to the Company the Cash Payment, less the Offer Deposit Fee, as follows:

   On or before the expiration time (the "Expiry Time"), being 5:00 p.m. Vancouver time on January 15, 2025, the Optionee shall remit the remaining balance of the Cash Payment in the amount of US$3,500,000.00 by way of certified cheque, bank draft, or wire transfer.

2. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to those terms in the Offer Agreement.

3. Except as amended hereby, the Offer Agreement continues in full force and effect and the Offer Agreement and this Addendum will be read and construed together as one document.

4. This Addendum may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument and delivery of an executed copy of this Addendum by electronic transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Addendum as of the Effective Date.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have executed this Addendum as of the day and year first set forth above.

BALD EAGLE MINING LLC

By: /s/ Jeffrey Myers

Name Jeffrey Myers

Title President

XXI TECHNOLOGIES INC.

By: /s/ Randall Armstrong

Name Randall Armstrong

Title Director

SCHEDULE "A"

OFFER TO PURCHASE

Acquisition of Assets Owned by Bald Eagle Mining, LLC

This Term Sheet is entered into as of December 3, 2024, between **XXI Technologies Inc.** ("Purchaser") and **Bald Eagle Mining, LLC** ("Seller") regarding the acquisition of certain assets located in Ohio, USA (the "Transaction"). This Term Sheet summarizes the principal terms and conditions of the proposed Transaction. It is intended for discussion purposes only and shall not constitute a binding agreement except as explicitly set forth herein.

---

1. Purchase Price

The total purchase price for the assets to be acquired (the "Assets") shall be **Three Million Five Hundred Fifty Thousand Dollars (USD $3,550,000)** (the "Purchase Price").

---

2. Deposit

The Purchaser shall pay a deposit of **Fifty-Thousand Dollars (USD $50,000)** on or before Monday, December 9, 2024. This deposit shall be applied toward the Purchase Price upon satisfaction of the conditions outlined in Section 3.

---

3. Site Visit and Deposit Application

- A site visit shall occur no later than Monday, December 20, 2024.
- Following the site visit, the Purchaser shall provide written confirmation of its intent to proceed with the Transaction.
- Upon such confirmation, the deposit shall be credited toward the Purchase Price.

---

4. Description of Assets

The Assets to be acquired include:

1. C3512 1MW natural gas generators (5 units)
2. 3Ph 480V → 415V transformers (6 units)

3. Antminer S19j Pro 100T (900 units) (APPROXIMATE NUMBER)
4. Custom crypto containers (5 units)
5. CAT 60KW trailer-mounted standby generator (1 unit)
6. Doosan 100KW trailer-mounted standby generator (1 unit)
7. Shipping containers (8 units)
8. Spare parts for generators (1 set)

Additionally, the Transaction includes:

- Assignment of two gas services agreements:
  - Agreement with Pin Oak Energy Partners, dated November 1, 2023.
  - Agreement with Geopetro LLC, dated August 16, 2021.
- Assignment of all surface land access agreements and leases associated with the sites related to the Assets.

---

5. Closing Date

The Transaction shall close ("Closing") on or before Tuesday, December 31, 2024, contingent on the execution of definitive agreements satisfactory to both Parties.

---

6. Conditions Precedent

The Purchaser's obligation to close is subject to the following:

1. Seller's ability to assign the gas services agreements specified in Section 4.
2. Seller's ability to assign surface land access agreements and associated leases.
3. All Assets being free and clear of liens or encumbrances at Closing.
4. Execution of a definitive purchase agreement by both Parties.

---

7. Confidentiality and Disclosure Obligations

The Parties agree to maintain confidentiality regarding the terms of this Term Sheet and related communications until Closing or termination, except as required by applicable law.

- **Additional Disclosure Obligations:** Neither Party shall disclose, nor permit to be disclosed:

1. That Confidential Information has been made available to them or their Representatives.
2. That discussions or negotiations are underway between the Parties.
3. Any terms or conditions of this Term Sheet, except as permitted or required by law.

---

8. Assignment

This Term Sheet shall enure to the benefit of, and be binding upon, the Purchaser and their heirs, administrators, and executors, as well as the Seller and its successors and assignees.

The Purchaser may assign this Term Sheet, any definitive agreements, or its rights and obligations thereunder without the prior written consent of the Seller.

---

9. Governing Law

This Term Sheet shall be governed by and construed in accordance with the laws of the British Virgin Islands (BVI), without regard to conflict of law principles.

---

10. Expiration of Offer

This Term Sheet and the associated offer shall remain valid until **12:00 PM Eastern Time, Friday, December 6, 2024**. If not accepted in writing by the Seller by this time, the offer shall be deemed withdrawn.

Acknowledgment and Acceptance

If the terms outlined herein are acceptable, please sign and return a copy of this Term Sheet to the Purchaser by the expiration date specified in Section 10.

Purchaser:
XXI Technologies Inc.

By: /s/ Randall Armstrong

Name: Randall Armstrong
Title: Director
Date: Dec 4th, 2024

Seller:
Bald Eagle Mining, LLC

By: /s/ Jeffrey Myers

Name: ______
Title: MEMBER / PRESIDENT
Date: 12-4-2024